DATED March 5, 1999




                    (1) ADVANCED COMPONENT LABS (HK) LIMITED



                                       AND



                            (2) ASTRON GROUP LIMITED




                            ------------------------

                            ASSET PURCHASE AGREEMENT

                            ------------------------




                                Baker & McKenzie
                           14th Floor Hutchison House
                                    Hong Kong

                           Telephone: (852) 2846-1888
                              Fax: (852) 2845-0476


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                                    CONTENTS

Number                           Clause Headings                            Page

1.       Definitions and Interpretation.......................................1
2.       Sale of Assets.......................................................5
3.       Consideration and Guaranteed Value...................................6
4.       Conditions...........................................................6
5.       Pre-Completion Obligations...........................................8
6.       Outstanding Contracts................................................9
7.       Completion..........................................................10
8.       Transfer of Businesses (Protection of Creditors) Ordinance..........12
9.       Responsibility for Liabilities......................................12
10.      Employees...........................................................13
11.      Warranties..........................................................14
12.      Restriction of Vendor...............................................15
13.      Restriction on Announcements........................................16
14.      Costs...............................................................16
15.      General ............................................................16
16.      Notices ............................................................17
17.      Governing Law.......................................................17

Schedules

SCHEDULE 1   Representations, Warranties And Undertakings....................18
SCHEDULE 2...................................................................21
(Assets) ....................................................................21
SCHEDULE 3   Part 1 - Specimen employment agreement of Daily workers.........41
Part 2 - Specimen employment agreement of Monthly workers....................45
SCHEDULE 4   Notice Of Transfer Of Business..................................49
SCHEDULE 5   Letter to Employees.............................................50

EXECUTION....................................................................53


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DATE:    March 5, 1999

PARTIES:

(1) ADVANCED COMPONENT LABS (HK) LIMITED a company incorporated in Hong Kong with registered number 156749 whose registered office is at 6th floor, Hale Weal Industrial Building, 22-28 Tai Chung Road, Tsuen Wan, New Territories (the "Vendor").

(2) ASTRON GROUP LIMITED a company incorporated in Hong Kong with registered number 147781 whose registered office is at 10th floor, Fu Cheng Centre, 5-7 Wong Chuk Yeung Street, Fo Tan, Shatin, New Territories (the "Purchaser").

RECITALS:

The Vendor carries on the business of manufacturing printed circuit boards in Hong Kong and selling them to customers both within and outside Hong Kong. The Vendor wishes to sell and the Purchaser wishes to purchase the business, and the assets used in it, as a going concern on the terms and conditions set out in this Agreement.

TERMS AGREED:

1.   Definitions and Interpretation

     1.1 In this Agreement, where the context so admits, the following words and expressions shall have the following meanings:

               "Agency Contracts"            all  outstanding  agency  contracts
                                             between  the  Vendor and any person
                                             pursuant  to which  such  person is
                                             appointed  to  act as an  agent  on
                                             behalf of the Vendor;

               "Assets" the Inventory and all those assets employed in the Business more particularly set out in Schedule 2;

               "Assignment of Lease"         an assignment of the lease which is
                                             to be negotiated pursuant to Clause
                                             4.1.6;

               "Associated Company"          in  relation  to any  company,  any
                                             company   which   is  its   holding
                                             company or a subsidiary of it or of
                                             its holding company, as those terms
                                             are  defined  in  section  2 of the
                                             Companies Ordinance;

               "Business"                    the  manufacture  by the  Vendor of
                                             printed circuit boards in Hong Kong
                                             and their  sale to  customers


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                                             both within and  outside  Hong Kong
                                             and,  where  the  context  permits,
                                             shall include the Assets;

               "Companies Ordinance"         the Companies Ordinance (Chapter 32
                                             of the Laws of Hong Kong);

               "company"                     a   company   or   body   corporate
                                             wherever incorporated;

               "Completion"                  completion of the sale and purchase
                                             of the Business and Assets pursuant
                                             to Clause 7;

               "Completion                   Date" the day  which is the  second
                                             business  day  after  the  date  on
                                             which the last of the Conditions is
                                             satisfied,  being  not  later  than
                                             15th  March 1999 (or such other day
                                             as  the   Parties   may   agree  in
                                             writing);

               "Conditions"                  the conditions  specified in Clause
                                             4.1;

               "Consideration"               the  consideration for the purchase
                                             of  the  Business   including   the
                                             Assets referred to in Clause 3.1;

               "Continuing Employees"        those employees of the Vendor whose
                                             employment  will be  transferred to
                                             the  Purchaser in  accordance  with
                                             Clause 10,  being not less than 235
                                             of the employees currently employed
                                             by the Vendor;

               "Disclosure Letter"           the letter of today's date from the
                                             Vendor  to  the  Purchaser  in  our
                                             terms agreed by the Parties;

               "Employees"                   the  Continuing  Employees  and the
                                             Excluded Employees;

               "Encumbrances"                all   pledges,    charges,   liens,
                                             mortgages,    security   interests,
                                             pre-emption rights, options and any
                                             other  encumbrances  or third party
                                             rights or claims of any kind (other
                                             than  repairmens' and similar liens
                                             arising or incurred in the ordinary
                                             course of the Business and securing
                                             obligations  not material in amount
                                             and     provisions     constituting
                                             reservation  and retention of title
                                             clauses   entered   into   in   the
                                             ordinary  course of the Business in
                                             favour   of   suppliers   of  goods
                                             purchased in the ordinary course of
                                             the Business);


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               "Environment"                 all or any of the following  media,
                                             namely,  the air,  water  and land;
                                             and the medium of air  includes the
                                             air  within  buildings  and the air
                                             within  other  natural or  man-made
                                             structures above or below ground;

               "Environmental Laws"          all  and  any  laws,   common  law,
                                             statutes, directives,  regulations,
                                             notices,  standards having force of
                                             law,  codes of  practice,  guidance
                                             notes, by-laws, judgments,  decrees
                                             or orders  whether  of Hong Kong or
                                             any  other  relevant  jurisdiction,
                                             relating       to        pollution,
                                             contamination  or protection of the
                                             Environment   or  to  the  storage,
                                             labelling,    handling,    release,
                                             treatment, manufacture, processing,
                                             deposit, transportation or disposal
                                             of Hazardous Substances;

               "Environmental Licence"       any permit, licence, authorisation,
                                             consent or other approval, that may
                                             be  required  by any  Environmental
                                             Law applicable to the Business;

               "Excluded Employees"          those employees of the Vendor whose
                                             employment  will not be transferred
                                             to the Purchaser in accordance with
                                             Clause  10,  being not more than 40
                                             of the employees currently employed
                                             by the Vendor;

               "Existing Lease"              the   lease   agreement   dated   1
                                             December  1997 entered into between
                                             the  Landlord  and  the  Vendor  in
                                             relation  to the  7th  floor,  Hale
                                             Weal Industrial Building, 22-28 Tai
                                             Chung  Road,  Tsuen Wan  Road,  New
                                             Territories;

               "Goodwill"                    the   goodwill  of  the  Vendor  in
                                             connection    with   the   Business
                                             including the  exclusive  right for
                                             the  Purchaser to represent  itself
                                             as  carrying  on  the  Business  in
                                             succession to the Vendor;

               "Hazardous Substances"        all    substances    of    whatever
                                             description which may cause or have
                                             a harmful effect on the Environment
                                             or the  health  of man or any other
                                             living organism including,  without
                                             limitation,  all poisonous,  toxic,
                                             noxious,  dangerous  and  offensive
                                             substances;

               "Hong Kong"                   the     Hong      Kong      Special
                                             Administrative    Region   of   the
                                             People's Republic of China;

               "Inventory"                   all raw materials,  supplies,  work
                                             in progress,  parts and  components
                                             and  finished  goods held,  used or


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                                             owned   by   the   Vendor   on  the
                                             Completion  Date  for  manufacture,
                                             processing or sale in the Business;

               "Landlord"                    Hale Weal  Development  Limited,  a
                                             company  incorporated  in Hong Kong
                                             having its registered office at 2nd
                                             Floor, Seaview Commercial Building,
                                             21-24  Connaught  Road  West,  Hong
                                             Kong;

               "Leased Premises"             all those premises  occupied by the
                                             Vendor  for  the  purposes  of  the
                                             Business  being situated at [floors
                                             1  and  3-7   (inclusive)  and  car
                                             parking spaces P4, P7 and L6], Hale
                                             Weal Industrial Building, 22-28 Tai
                                             Chung  Road,  Tsuen Wan  Road,  New
                                             Territories;

               "Outstanding Contracts"       all    uncompleted    or    pending
                                             contracts,  engagements  and orders
                                             for the  purchase  or sale of goods
                                             [or  the   provision  of  services]
                                             relating to the  Business as at the
                                             close of business on the Completion
                                             Date,  which were  extant  prior to
                                             the  date   hereof   or  which  are
                                             approved by the Purchaser  pursuant
                                             to Clause 5.1.2 but  excluding  the
                                             Agency Contracts;

               "Parties"                     the   named    parties    to   this
                                             Agreement;

               "Purchaser's Solicitors"      Baker  & of  14th  Floor  Hutchison
                                             House,  10 Harcourt Road,  Central,
                                             Hong Kong;

               "SSAP" any relevant Statements of Standard Accounting Practice in Hong Kong;

               "US$"                         United States dollars;

               "Vendor's Solicitors"         Barlow   Lyde  &  Gilbert  of  24th
                                             Floor,  Nine Queens  Road  Central,
                                             Hong Kong; and

               "Warranties"                  the representations, warranties and
                                             undertakings  contained or referred
                                             to in Clause 11 and Schedule 1.

     1.2 Any references, express or implied, to statutes or statutory provisions shall be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof) and shall include any statutes or provisions of which they are re-enactments (whether with or without modification) and any orders, regulations, instruments or other subordinate legislation under the relevant statute or statutory provision. References to sections of consolidating


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          legislation shall wherever  necessary or appropriate in the context be construed  as  including  references  to the  sections of the previous
          legislation  from  which  the   consolidating   legislation  has  been
          prepared.

     1.3 References in this Agreement to Clauses and Schedules are to clauses in and schedules to this Agreement (unless the context otherwise requires). The Recitals and Schedules to this Agreement shall be deemed to form part of this Agreement.

     1.4 Headings are inserted for convenience only and shall not affect the construction of this Agreement.

     1.5 The expressions "the Vendor" and "the Purchaser" shall, where the context permits, include their respective successors, and permitted assigns.

     1.6 References to "persons" shall include bodies corporate, unincorporated associations and partnerships (whether or not having separate legal personality).

     1.7 References to writing shall include any methods of producing or reproducing words in a legible and non-transitory form.

     1.8 The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

     1.9 A document expressed to be in the "approved terms" means a document the terms of which have been approved by or on behalf of the Parties and a copy of which has been signed for the purposes of identification by or on behalf of the Parties.

     1.10 In construing this Agreement:

          1.10.1 the rule known as the ejusdem generis rule shall not apply and, accordingly, general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

          1.10.2 general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

2.   Sale of Assets

     2.1 Subject to the terms of this Agreement, the Vendor shall sell as beneficial owner, and the Purchaser shall purchase, the Business as a going concern and all of the Assets free from all Encumbrances and the benefit subject to the burden of the Outstanding Contracts. The sale and purchase shall take effect from the Completion Date subject to Completion.



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     2.2  Nothing in this  Agreement  shall operate to transfer from the Vendor, nor to impose any obligation or liability on the Purchaser in respect of any assets or liabilities of the Vendor except as specifically provided in this Agreement.

     2.3 For the avoidance of doubt, it is hereby acknowledged and agreed that the Vendor shall at all times retain the right and entitlement to receive all receivables paid or payable by any customers of the Business in respect of all and any amounts invoiced or billed prior to Completion (provided that such invoices or bills are in respect of orders completed and goods shipped ex factory prior to Completion). All amounts payable in respect of such orders and goods shall be paid by the Vendor.

3.   Consideration and Guaranteed Value

     3.1 The Consideration payable for the Business and the Assets by the Purchaser shall be Fifteen Million United Stated Dollars (US$15,000,000), payable in cash on Completion by the delivery to the Vendor by the Purchaser of a bankers' draft drawn on a [prime bank in Hong Kong] in favour of the Vendor or as it in writing may direct (whose receipt shall be an absolute discharge therefor).

     3.2  The Consideration shall be allocated as follows :

          3.2.1 to such of the Assets in relation to which a specific amount is stated in Schedule 2, there shall be allocated that amount;

          3.2.2 the balance (if any) remaining after such allocation shall be allocated to Goodwill.

4.   Conditions

     4.1 The sale and purchase of the Business and the Assets is conditional upon:

          4.1.1 the Warranties remaining true and accurate and not misleading in any material respect as given at the date hereof and at Completion and as if given at all times between the date of this Agreement and Completion;

          4.1.2 the Vendor procuring the publication of a notice of transfer relating to the sale and purchase of the Assets in accordance with the Transfer of Business (Protection of Creditors) Ordinance and in accordance with Clause 7;

          4.1.3 the Vendor confirming to the Purchaser's Solicitors in writing that the aggregate value of all claims (if any) which have been notified to it in response to the notices published by it under the Transfer of Business (Protection of Creditors) Ordinance pursuant to Clause 7, (other than any claims made by any of the Employees and those claims which are paid, compromised, defended or otherwise dealt with subject to the prior consent of, and to the satisfaction of, the Purchaser) does not exceed HK$10 million;

          4.1.4 the Vendor having complied fully with the obligations set out in Clause 5 and otherwise having performed in all material respects all of the covenants and agreements required to be performed by it prior to the Completion Date under this Agreement;

          4.1.5 the passing by the members of the Vendor in general meeting of an ordinary resolution approving this Agreement;

          4.1.6     in relation to the Leased Premises:

                    4.1.6.1 the Vendor negotiating and entering into a new lease on terms acceptable to the Purchaser
                              (provided always that the Purchaser shall not unreasonably withhold its approval of the terms of the new lease). The Vendor shall keep the Purchaser informed of all material aspects of such negotiations; and

                    4.1.6.2 the Vendor and the Landlord agreeing on the Assignment of Lease to the Purchaser without payment of a premium or fine or other penalty.

          4.1.7 the Vendor delivering to the Purchaser an unconditional release of charge from the following security holders:

                    Lender                                  Date of Charge
                    ------                                  --------------

                    The Hongkong and Shanghai               26 September 1985
                    Banking Corporation Limited

                    The Hongkong and Shanghai               7 October 1986
                    Banking Corporation Limited

                    Citicorp Commercial Finance             3 May 1996
                    (H.K.) Limited

                    Techtronic Industries Co. Ltd.          5 July 1996 (Deed)

                                                            27 August 1997
                                                            (Deed of Variation)

                    Techtronic Industries Co. Ltd.          19 November 1997


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

          4.1.8 the Vendor paying out all equipment lease contracts and obtaining written confirmations from the respective lessors that the equipment lease contracts have been paid out in full and that the respective lessors have no further interest in the respective assets: and

          4.1.9 no investigation, action, suit or proceedings being pending or threatened before any court or by any governmental body which seeks to restrain, prohibit, or otherwise challenge the sale of the Assets pursuant to this Agreement.

     4.2 The Purchaser may waive all or any of the Conditions at any time by notice in writing to the Vendor's Solicitors.

     4.3 The Vendor shall use its best endeavours to procure the fulfilment of the Conditions on or before 15th March 1999.

     4.4 In the event that any of the Conditions shall not have been fulfilled (or waived by the Purchaser pursuant to Clause 4.2) on the Completion Date, then the Purchaser shall not be bound to proceed with the purchase of the Assets and, save for the provisions of Clauses 13 - 17 (inclusive) of this Agreement and save in respect of any antecedent breach of this Agreement all rights and liabilities of the Parties shall cease and no Party shall have any claim against any other Party.

5.   Pre-Completion Obligations

     5.1 Between the date hereof and the Completion Date, the Vendor shall carry on the Business in the usual and ordinary course consistent with prior practice so as to maintain the same as a going concern (using its best endeavours to preserve its assets, customer and supplier relations, employee relations, Goodwill, business and organisation) and shall ensure that without the prior written consent (not to be unreasonably withheld) of the Purchaser:

          5.1.1 there will be no change, other than changes in the ordinary day-to-day course of business, in the assets or liabilities of the Business;

          5.1.2 no contracts exceeding one month in duration or which could have a value or liability arising for the Vendor thereunder which could exceed Fifty Thousand United States Dollars
                    (US$50,000) (or its monetary equivalent) for the sale of goods or provision of services relating to the Business, will be entered into;

          5.1.3 no change will be made to the terms of employment of any of the Employees, no Employee will be dismissed (other than by summary


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                    dismissal pursuant to Section 9 of the Employment Ordinance)
                    and no one will be hired for employment in the Business;

          5.1.4 no changes in management policy of a significant nature will be instituted; and

          5.1.5 no agreement, conditional or otherwise, to do any of the foregoing shall be made.

     5.2 As from the date of this Agreement, the Vendor will ensure that the Purchaser and any person authorised by it shall be given such access to the premises from which the Business is carried on, managed or administered and to all the books, title deeds, records and accounts of the Business as the Purchaser may reasonably request and be permitted to take copies of any such books, deeds, records and accounts, provided always that all such copies shall be returned to the Vendor forthwith upon request in the event that Completion does not take place for any reason whatsoever. The Vendor will procure that its directors and employees provide the Purchaser promptly during this period all such information and explanations requested by the Purchaser, and any person authorised by it, in relation to the Business or the Assets.

     5.3 The Purchaser hereby undertakes that it will not prior to Completion, save as required by law or by the rules of any supervisory or regulatory body or securities exchange to which it is subject, divulge any confidential information relating to the Business obtained by it pursuant to this Clause 5 to any person other than its own officers, employees or professional advisers whose province it is to know the same.

     5.4 The Vendor hereby undertakes that, with effect from the date of this Agreement and for a period of three months following Completion, it will use its best endeavours to provide (at the Purchaser's sole cost and expense) such assistance and cooperation as the Purchaser may reasonably request for the purposes of applying for and obtaining any Environmental Licences required by the Purchaser in respect of the continued operation of the Business.

6.   Outstanding Contracts

     6.1 Each of the Vendor and the Purchaser hereby undertakes to the other that it shall use its best endeavours to cause and procure the novation of the benefit subject to the burden of each of the Outstanding Contracts to the Purchaser with effect from the Completion Date. Insofar as the benefit subject to the burden of any of the Outstanding Contracts cannot effectively be novated to the Purchaser without the consent of a third party, the Vendor and the Purchaser shall use their respective best endeavours to obtain such consent as soon as practicable.

     6.2 In the event that any Outstanding Contract cannot be novated to the Purchaser in accordance with the provisions of Clause 6.1 with effect from the Completion


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

          Date, the Vendor and the Purchaser hereby agree and undertake as follows:-

          6.2.1 The Purchaser shall, following Completion, complete the work in progress and perform all obligations under or pursuant to the Outstanding Contract in question and deliver the finished goods thereunder pursuant to the terms and conditions thereof.

          6.2.2 The Purchaser shall, and hereby agrees and undertakes to, indemnify and keep indemnified the Vendor from and against all demands, claims, liabilities, losses, damages, costs and expenses (on a full indemnity basis) which the Vendor may incur or sustain arising out of or in connection with any performance or purported performance or late or non-performance of the Purchaser's obligations pursuant to sub-clause 6.2.1 to perform the Outstanding Contract in question (including all legal and other costs, charges and expenses which the Vendor may incur in connection with the enforcement or attempted enforcement of its rights under this indemnity); PROVIDED ALWAYS THAT the Purchaser shall not be responsible for any delay or poor workmanship antecedent to the Completion Date proven to have been caused by the Vendor.

          6.2.3 The Vendor shall, following Completion, use its best endeavours to procure the punctual payment of the purchase price (without deduction or set off) by the counterparty under each such Outstanding Contract according to the terms and conditions thereof following completion of the work in progress and delivery of the finished goods by the Purchaser. The Vendor will transfer to the Purchaser's designated bank account all payments received under each such Outstanding Contract within seven days from receipt of payment from the counterparty thereto.

          6.2.4 In the event that any payment under any such Outstanding Contract is not received by the Vendor from the counterparty under the Outstanding Contract in question, within 30 days from the due date for payment, the Purchaser shall be entitled to demand an assignment of the outstanding debt from the Vendor for the purpose of taking enforcement action against the relevant counterparty to recover the same.

     6.3 The Vendor will, as soon as practicable following the date of this Agreement, procure that the Purchaser's interest is noted on all policies of insurance relating to the Business and Assets.

7.   Completion

     7.1 Subject to the provisions of Clause 4, Completion shall take place on the Completion Date at the offices of the Purchaser's Solicitors when all (but not some only) of the following events shall occur:



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

          7.1.1     the Vendor shall:

                    7.1.1.1   place the  Purchaser in  possession  of all of the
                              Assets by  handing  over the Leased  Premises  (in
                              which the Assets are held) pursuant to the Assignment of Lease;

                    7.1.1.2 deliver to the Purchaser such duly executed novations of the Outstanding Contracts as the Vendor has been able to obtain in accordance with the provisions of Clause 6;

                    7.1.1.3 deliver to the Purchaser copies of all the books of account, ledgers, payroll records, stock and asset records, information relating to customers and suppliers (including without limitation a list of all the customers of the Business during the last two years and a list of purchasers to which outstanding quotations have been given), and other books and documents which are in the Vendor's possession custody or control which relate to the Business (other than minute books relating to directors' and shareholders' meetings and statutory books) in whatever form and upon whatever media they may be recorded;

                    7.1.1.4 deliver to the Purchaser a written confirmation that the Vendor is not aware, to the best of its knowledge information and belief, of any matter or thing which is a breach of or inconsistent with any of the Warranties;

                    7.1.1.5 deliver to the Purchaser a certified copy of a resolution of the board of directors of the Vendor approving the sale of the Assets on the terms of this Agreement and authorising the execution of this Agreement by Mr. Paul Curran for and on behalf of the Vendor;

                    7.1.1.6 deliver to the Purchaser the original new lease referred to in Clause 4.1.6.1 in relation to the Leased Premises together with a duly executed copy of the Assignment of Lease;

                    7.1.1.7 deliver to the Purchaser a certified copy of the duly executed releases referred to in Clause 4.1.7;

                    7.1.1.8 deliver to the Purchaser certified copies of the confirmations referred to in Clause 4.1.8;

                    7.1.1.9 deliver to the Purchaser a copy of the members' resolutions referred to in Clause 4.1.5;

                    7.1.1.10 deliver to the Purchaser an assignment of any patents pending of which the Vendor is the registered proprietor (save and except for the patent pending relating to the product known as the Microsaw).

          7.1.2     The Purchaser shall:

                    7.1.2.1 deliver to the Vendor a certified copy of a resolution of the board of directors of the Purchaser approving the purchase of the Business on the terms of this Agreement and authorising the execution of this Agreement by Mr. Ben Robinson for and on behalf of the Purchaser;

                    7.1.2.2 deliver to the Vendor a duly executed copy of the Assignment of Lease; and

                    7.1.2.3 pay to the Vendor an amount equivalent to the amount paid by the Vendor to the Landlord as a deposit in respect of the Leased Premises.

     7.2 Without prejudice to any other remedies available to the Purchaser, if in any material respect the provisions of Clause 7.1.1 are not complied with by the Vendor on the Completion Date the Purchaser may:

          7.2.1 defer Completion to a date not more than 28 days after the Completion Date (and so that the provisions of this Clause
                    7.2 shall apply to Completion as so deferred); or

          7.2.2     proceed  to  Completion  so  far  as  practicable   (without
                    prejudice to its rights under this Agreement); or

          7.2.3     rescind this Agreement.

8.   Transfer of Businesses (Protection of Creditors) Ordinance

     As soon as practicable after the execution of this Agreement, the Parties shall procure that a notice of transfer relating to the sale and purchase of the Business is published in accordance with the provisions of the Transfer of Business (Protection of Creditors) Ordinance. Any such notice shall be in the form set out in Schedule 4 and shall be given without prejudice to the rights and obligations of the Parties, as against each other, under this Agreement.

9.   Responsibility for Liabilities

     9.1 Without prejudice to the Warranties, the Vendor shall be responsible for, and shall keep the Purchaser fully and effectively indemnified against all claims by and liabilities to third parties in respect of any negligent act or omission or breach of obligation of the Vendor prior to the Completion Date.

     9.2 The Vendor agrees with the Purchaser that it will, in accordance with its normal practice, pay, satisfy or discharge all debts, liabilities and obligations relating in any way to the Business which are not expressly assumed by the Purchaser hereunder.

     9.3 All amounts payable or receivable in respect of the Business which are of a periodical nature (including rents, rates, insurance premiums, gas, water, electricity, telephone charges, licence fees, and other outgoings or receipts relating to the Business) shall, unless otherwise agreed, be apportioned between the Vendor and the Purchaser as at the close of business on the Completion Date on a time basis or, in relation to amounts where payment is specifically referable to the extent of user of any property or rights, according to the extent of such user. The Purchaser shall pay to the Vendor an amount equivalent to any security deposit paid by the Vendor to any provider of any services or utilities in respect of the provision of such services or utilities.

     9.4 All salaries, wages and other emoluments and all statutory contributions and salaries tax for which the Vendor is accountable in respect of the Continuing Employees shall be payable by the Vendor up to Completion.

10.  Employees

     10.1 The Purchaser agrees that each Continuing Employee shall be offered employment with the Purchaser with effect from the Completion Date on terms no less favourable than those then enjoyed by each such Continuing Employee with the Vendor.

     10.2 Not less than seven (7) days before Completion (or such longer period as may be required under law or under their contracts of employment):

          10.2.1 the Vendor and Purchaser will jointly inform each of the Employees in writing of the sale of the business hereby agreed and will issue a joint letter in the terms set out in
                    Schedule 5 to each Employee giving notice of termination of his employment with the Vendor; and

          10.2.2 the Purchaser will in relation to each Continuing Employee provide an offer of re-engagement of such employee on terms no less favourable than his then existing terms of employment.

     10.3 The Vendor shall use all reasonable endeavours to persuade the Continuing Employees to accept employment with the Purchaser on such terms as aforesaid.

     10.4 The Vendor shall fully indemnify and keep indemnified the Purchaser against any claim for wrongful dismissal or unreasonable dismissal, redundancy or otherwise that may hereafter be made against the Purchaser by any Employee and any other person who was at any time an employee of the Vendor in connection with the Business, other than the Continuing Employees including any claims arising out of their terms of employment or under the Employment Ordinance and against any other claims arising from the termination of their employments.

     10.5 Save with the prior written consent of the Purchaser, the Vendor shall not terminate the employment or make any variation in the terms of employment of any of the Continuing Employees (whether immediate, conditional or prospective) at any time before the Completion Date.

11.  Warranties

     11.1 The Vendor hereby represents, warrants and undertakes to the Purchaser in the terms set out in Schedule 1.

     11.2 The representations, warranties and undertakings set out in Schedule 1 shall be qualified by matters fully and fairly disclosed to the Purchaser in the Disclosure Letter.

     11.3 The representations, warranties and undertakings set out in each paragraph of Schedule 1 shall be deemed to be repeated as at Completion as if all references therein to the date of this Agreement were references to the date of Completion.

     11.4 If, prior to Completion, any of the said representations, warranties or undertakings set out in each paragraph of Schedule 1 are found to be untrue, misleading or incorrect in any material respect or have not been fully carried out in any material respect, the Purchaser may by notice in writing rescind this Agreement without liability on its part. The right conferred upon the Purchaser by this Clause is in addition to and without prejudice to any other rights and remedies of the Purchaser.

     11.5 The Vendor hereby further undertakes to indemnify and keep indemnified the Purchaser against any loss or liability suffered by the Purchaser as a result of or in connection with any breach or inaccuracy in any of the said representations, warranties and undertakings.

     11.6 The Vendor shall have no liability (whether under the indemnity set out in Clause 11.5 or otherwise) under any of the representations, warranties or undertakings set out in Schedule 1 or under this Agreement unless notice in writing giving details of any claim thereunder shall have been given by the Purchaser to the Vendor on or before the expiry of a period 12 months following the Completion Date AND proceedings in respect of any such claim shall have been commenced or instituted within three months of the date of such written notice.

12.  Restriction of Vendor

     12.1 The Vendor undertakes with the Purchaser that, except with the consent in writing of the Purchaser, it shall not and shall procure that each Associated Company of the Vendor shall not, either on its own account or in conjunction with or on behalf of any person, firm or company:

          12.1.1 for the period of two years after Completion, within Hong Kong, the People's Republic of China or Macau, carry on or be engaged, concerned or interested, directly or indirectly, whether as a shareholder, director, employee, partner, agent or otherwise in carrying on the Business (other than as a holder of not more than 3 per cent of the issued shares or debentures of any company listed on a stock exchange);

          12.1.2 for the period of two years after Completion employ, solicit, entice away or attempt to employ, solicit or entice away directly or indirectly from the Purchaser any of the Continuing Employees whether or not such person would commit a breach of contract by reason of leaving such employment;

          12.1.3 save only for the purposes of preparing its accounts, financial statements and tax returns, at any time hereafter make use of or disclose or divulge to any person (other than to officers or employees of the Purchaser whose province it is to know the same) any information (other than any information properly available to the public or disclosed or divulged pursuant to an order of a court of competent jurisdiction) relating to the Business, the identity of its customers and suppliers, its products, finance, contractual arrangements, business or methods of business and shall use its best endeavours to prevent the publication or disclosure of any such information.

     12.2 While the restrictions contained in this Clause 12 are considered by the Parties to be reasonable in all the circumstances, it is recognised that restrictions of the nature in question may fail for technical reasons and accordingly it is hereby agreed and declared that if any of such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Purchaser but would be valid if part of the wording thereof were deleted or the periods thereof reduced or the range of activities or area dealt with thereby reduced in scope the said restriction shall apply with such modifications as may be necessary to make it valid and effective.

13.  Restriction on Announcements

     Each of the Parties to this Agreement undertakes that prior to Completion it will not (save as required by law or by any securities exchange or any supervisory or regulatory body to whose rules any Party to this Agreement is subject and save as provided for pursuant to any clause of this Agreement including without limitation the provisions of Clause 8) make any announcement in connection with this Agreement unless the other Party shall have given its consent to such announcement (which consent may not be unreasonably withheld or delayed and may be given either generally or in a specific case or cases and may be subject to conditions).

14.  Costs

     Each Party to this Agreement shall pay its own costs of and incidental to this Agreement and the sale and purchase hereby agreed to be made.

15.  General

     15.1 This Agreement shall be binding upon and enure for the benefit of the successors and permitted assigns of the Parties.

     15.2 This Agreement (together with any documents referred to herein constitutes the whole agreement between the Parties and supersedes any previous agreements or arrangements between them relating to the subject matter hereof; it is expressly declared that no variations hereof shall be effective unless made in writing signed by duly authorised representatives of the Parties.

     15.3 All of the provisions of this Agreement shall remain in full force and effect notwithstanding Completion (except insofar as they set out obligations which have been fully performed at Completion).

     15.4 Any right of rescission conferred upon the Purchaser hereby shall be in addition to and without prejudice to all other rights and remedies available to it (and, without prejudice to the generality of the foregoing, shall not extinguish any right to damages to which the Purchaser may be entitled in respect of any breach of this Agreement) and no exercise or failure to exercise such a right of rescission shall constitute a waiver by the Purchaser of any such other right or remedy.

     15.5 Upon and after Completion the Vendor shall, at the sole cost and expense of the Purchaser, do and execute and deliver or procure to be done and executed and delivered all such further acts, deeds, documents, instruments of conveyance, assignment and transfer and things as may be necessary to give effect to the terms of this Agreement, to place control of the Business in the hands of the Purchaser and as the Purchaser may reasonably request in order effectively to convey, transfer, vest and record title to each of the Assets in the Purchaser and pending the doing of such acts, deeds, documents and things the Vendor shall as from Completion hold the legal estate in each of the Assets in trust for the Purchaser to the extent that it shall not have transferred to the Purchaser.

     15.6 No failure of the Purchaser to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

     15.7 If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

     15.8 This Agreement may be executed in one or more counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart and each such counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument.

16.  Notices

     Any notice required to be given by any Party hereto to any other shall be deemed validly served by hand delivery or by prepaid registered letter sent through the post (airmail if to an overseas address) or by facsimile transmission to its address given herein or such other address as may from time to time be notified for this purpose and any notice served by hand shall be deemed to have been served on delivery, any notice served by facsimile transmission shall be deemed to have been served when sent and any notice served by prepaid registered letter shall be deemed to have been served 48 hours (72 hours in the case of a letter sent by airmail to an address in another country) after the time at which it was posted and in proving service it shall be sufficient (in the case of service by hand and prepaid registered letter) to prove that the notice was properly addressed and delivered or posted, as the case may be, and in the case of service by facsimile transmission to prove that the transmission was confirmed as sent by the originating machine.

17.  Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the Parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong for the purpose of enforcing any claim arising hereunder.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the date appearing at the head hereof.

EXECUTED BY:



Signature:                /s/ Benjamin West Robinson
                          ------------------------------------
Name (Print):             Benjamin West Robinson
On behalf of:             ADVANCED COMPONENT LABS (HK) LIMITED



Signature:                /s/ Paul Andrew Curran
                          ------------------------------------
Name (Print):             Paul Andrew Curran
On behalf of:             ASTRON GROUP LIMITED

                                   SCHEDULE 1


                  Representations, Warranties And Undertakings

Corporate Matters

1. The Vendor has been duly incorporated and is validly existing under the laws of Hong Kong and has full power, authority and legal right to own its assets and carry on its business and is not in receivership or liquidation, it has taken no steps to enter liquidation and no petition has been presented for winding up the Vendor.

2. The copies of the Memorandum and Articles of Association of the Vendor which have been produced to the Purchaser's Solicitors are accurate and complete in all respects.

3. The Vendor has all the requisite power to execute, deliver and perform, and has taken all necessary corporate or other action to authorise the execution, delivery and performance of this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable in accordance with its terms.

The Assets

4. The Vendor is the sole beneficial owner of and has a good and marketable title to the Assets free and clear of any Encumbrance or other third party rights whatsoever (other than the charges referred to in Clause 4.1.7 which will be released on or before the Completion Date) and the Assets are in a good state of repair and condition fair wear and tear excepted.

5. There are no options or other agreements outstanding which provide for the sale or transfer to any person of or the right to require the creation of any mortgage, charge, pledge, lien or other security or encumbrance over the Assets or any part thereof.

General Commercial Matters

6. The Vendor is not in relation to the Business or Assets a party to any contact or understanding whether oral or in writing (other than the Outstanding Contracts) which would have a value or liability arising for the Vendor thereunder which could exceed Fifty Thousand United States Dollars (US$50,000) (or its monetary equivalent) for the sale of goods or provision of services relating to the Business.

7.   The Vendor is not in default under any Outstanding Contract.

8. To the best of the Vendor's knowledge, information and belief, there are no circumstances whereby following a change in the ownership or control of the Business the principal customers of or suppliers to Business would cease to remain as such to the same extent and of the same nature as prior to the date hereof.

9. The Vendor has to the best of its knowledge information and belief obtained all licences and consents necessary for the carrying on of the Business, and all such licences (including the Environmental Licences) and consents are valid and subsisting and, to the best of the Vendor's knowledge, information and belief, there is no reason why any of them should be suspended, cancelled or revoked.

Insurance

10. All the Assets of an insurable nature are insured to the full replacement value thereof against all usual risks and the Vendor has at all times been adequately covered against accident, third party, public liability, product liability and other risks normally covered by insurance. Nothing has occurred which would render any policy of insurance void or voidable. True and complete copies of all subsisting insurance policies have been supplied to the Purchaser.

Litigation

11. The Vendor is not involved whether as plaintiff or defendant or otherwise in any civil, criminal or arbitration proceedings in relation to the Business or Assets (apart from debt collecting in the ordinary course of business) or in any proceedings before any tribunal.

12. To the best of the Vendor's knowledge, information and belief, there are no facts or circumstances which are likely to result in any such proceedings being brought by or against the Vendor or against any person for whose acts or defaults the Vendor may be vicariously liable.

13. There is no unsatisfied judgment, court order or tribunal or arbitral award outstanding against the Vendor and no distress, execution or process has been levied on any part of the Business or Assets.

Employment Matters

14. Salient and accurate details (other than details of salary and lunar new year bonuses, details of which have been provided by the Vendor to the Purchaser in the form of an organisational chart) of the written terms of employment between the Vendor and the daily and monthly employees in existence at the date of this Agreement are set out in the respective specimen employment agreements pertaining to such employees which are annexed hereto as Schedule 3. There have been no oral agreements or variations to such terms of employment since 4th January 1999, and to the best of the Vendor's knowledge, information and belief there have been no oral agreements or variations to such terms of employment prior to 4th January 1999.

15. All Employees referred to in Schedule 3 are employed by the Vendor. There are no other employees employed in the Business.

16. All other information supplied to the Purchaser regarding the employees of the Vendor (and any retirement, provident, pension, superannuation or other funds, schemes or arrangements under which any of the said employees are entitled to benefit) is true, accurate and complete in all respects.

Accuracy of Information Provided

17.  All information contained in this Agreement is true and accurate.

18. To the best of the Vendor's knowledge, information and belief, all information given to the Purchaser and its professional advisers by the Vendor, its officers and employees and the Vendor's professional advisers during the negotiations prior to this Agreement up to the Completion Date was when given, and is at the date hereof, true and accurate and there is no fact, matter or circumstance which has not been disclosed in writing to the Purchaser or its professional advisers which renders any such information untrue, inaccurate or misleading or which might reasonably affect the willingness of the Purchaser to proceed with the purchase of the Business and Assets on the terms of this Agreement.

Intellectual Property

19. The Vendor does not use any processes or products and is not engaged in any activities which infringe any patents, copyrights, trade marks, designs, business names or other registrable or unregistrable intellectual property rights ("Intellectual Property Rights") of any third party.

General

20.  The Vendor has full  power,  authority  and legal  right to enter into this
     Agreement and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the breach or cancellation or termination of any of the terms or conditions of or constitute a default under any agreement, commitment or other instrument to which the Vendor is a party or by which the Vendor, the Business or the Assets may be bound or affected or violate any law or any rule or regulation of any administrative agency or governmental body or any order, writ, injunction or decree of any court, administrative agency or governmental body affecting the Vendor, the Business or the Assets.

                                   SCHEDULE 2

                                    (Assets)

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00001 FF              7 D5    Binging Machine, IBICO IBI Master, Datacom -7/F         1          4,650.00        1,860.00    3/28/95
00001 FF              7 D5    Round Conference Table, grey, diameter 12cm,            1          1,090.00                    11/4/98
00002 FF              7 D4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00002 PM              7 D2    OPIC3 MOULDING                                          1
00002 FF              7 D4    SCANNER ,AGFA STUDIO STAR                               1          5,680.00        4,828.00    1/23/98
00003 FF              7 D1    CABINET, MFTG                                           1          2,321.75            0.00   12/31/90
00003 FF              7 D1    CABINET, MFTG                                           1          2,321.75            0.00   12/31/90
00003 FF              7 D1    CABINET, MFTG                                           1          2,346.00            0.00   12/31/90
00003 PM              7 D1    Digital Oscilloscope, MFTG, VC-7504,                    1         53,000.00       31,800.00    3/11/95
00003 FF              7 D1    OFFICE DESK, MFTG                                       1          1,160.00            0.00    9/30/88
00004 FF              7 D1    CABINET, MFTG                                           1            950.00            0.00   12/31/90
00004 FF              7 D1    CABINET, MFTG                                           1          2,321.75            0.00   12/31/90
00004 FF              7 D1    OFFICE DESK, MFTG                                       1          1,220.00          671.00   12/23/95
00004 FF              7 D1    OFFICE DESK, MFTG                                       1          2,992.00        2,094.40     2/1/97
00005 FF              7 C4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00005 FF              7 C4    FILE SERVER 4                                           1         23,400.00       19,890.00    12/1/97
00005 FF              7 C5    LASER PRINTER ,HP4L                                     1          4,200.00        1,050.00    3/25/94
00005 FF              7 C4    LASER PRINTER ,HP4P                                     1         15,600.00        8,580.00     6/1/95
00005 FF              7 D1    OFFICE DESK, MFTG                                       1          1,220.00          671.00   12/23/95
00005 FF              7 D1    OFFICE DESK, MFTG                                       1          1,660.00        1,411.00    8/13/97
00006 FF              7 C3    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00006 FF              7 C2    DESKTOP COMPUTER                                        1         54,900.00       13,725.00    3/25/94
00006 FF              7 c2    LASER PRINTER ,HP 4L                                    1          4,200.00        1,050.00    3/25/94
00006 PM              7 B6    OVEN, STORE, ,                                          1         11,000.00        2,200.00   12/31/90
00007 FF              7 B5    CABINET, STORE                                          1            870.00          478.50   12/22/95
00007 FF              7 B5    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00007 PM              7 B5    DIGIMATIC MICROMETER, QA, 293-766-30                    1          6,209.00        4,967.20     8/9/96
00007 FF              7 B5    OFFICE DESK , STORE                                     1          1,220.00          671.00   12/23/95
00008 PM              7 B4    AIM1000, STORE, AE 1,                                   1      1,044,131.36      626,478.81    2/17/95
00008 FF              7 B5    PRINTER ,DESKJET                                        1          2,340.00          585.00     8/1/93
00008 FF              7 B2    Refrigerator, Fortress FDG-1787G, Employees' Cante      1          4,239.00        1,695.60    1/18/95
00008 FF              7 B2    Steamer, Tai Tung, Employees' Canteen - 7/F             1          3,030.00        2,575.50    9/30/97
00009 PM              7 A6    EDGE TRIMMER, STORE, ,                                  1         65,000.00       45,500.00    8/15/95
00009 FF              7 B2    Microwave, Fortress, Employees' Canteen - 7/F           1            998.00          399.20    1/18/95
00009 PM              7 A6    TACKY ROLLER MC, STORE, ,                               1         72,458.10       43,474.86   11/30/94
00009 FF              7 B2    Water dispenser, Watson's, Employees' Canteen - 7/      1          3,160.00        1,264.00    1/27/95
00010 PM              7 A6    CORNER PUNCHING MACHINE, STORE, ,                       1                              0.00
00010 PM              7 A6    ELECTRIC LIFTER, STORE, ,                               1         26,600.00        5,320.00   12/31/90
00010 PM              7 A6    LOT STAMPER, STORE, ,                                   1         10,000.00       10,000.00     8/1/98
00010 PM              7 A6    SHEAR CUTTER, STORE, ,                                  1         57,000.00        5,700.00   12/31/89
00011 PM              7 A5    BAKING OVEN, STORE, ,                                   1         42,500.00       29,750.00   11/30/95
00011 PM              7 A5    BAKING OVEN, STORE, ,                                   1         61,850.00       43,295.00   11/30/95
00011 FF              6 D5    GLASS TABLE, CONFERENCE ROOM                            1          5,500.00        3,025.00    9/25/95
00011 PM              7 A6    LIFTER, STORE, ,                                                   2,950.00        1,770.00     3/6/95
00012 FF              6 D5    Electronic Print Board, Panasonic FA151, Conferenc      1          9,800.00        3,920.00    3/10/95
00012 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95
00012 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95
00012 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95
00012 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95
00012 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95
00012 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00012 FF              6 D5    Projector, In-Focus Sys., Conference Room - 6/F         1         56,857.00       31,271.35    9/21/95
00012 FF              6 D5    VIDEO CONFERENCE                                        1         49,290.00       34,503.00    3/24/97
00013 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95
00013 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95
00013 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95
00013 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95
00014 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95
00014 FF              6 D5    OFFICE CHAIR, CONFERENCE ROOM                           1          1,650.00          907.50   10/31/95
00014 FF              6 D4    OFFICE CHAIR, FINANCE OFFICE                            1          1,448.00            0.00   12/31/91
00014 FF              6 D4    OFFICE DESK, FINANCE OFFICE                             1          3,500.00          350.00    3/31/93
00015 FF              6 D4    CABINET, FINANCE OFFICE                                 1          3,200.00          320.00    3/31/93
00015 FF              6 D4    CABINET, SPARE ROOM                                     1          3,200.00          320.00    3/31/93
00015 FF              6 D4    OFFICE CHAIR, SPARE ROOM                                1          1,030.00          103.00    3/31/93
00015 FF              6 D4    OFFICE DESK, SPARE ROOM                                 1          2,700.00          270.00    3/31/93
00016 FF              6 D4    CABINET, SPARE ROOM                                     1          3,200.00          320.00    3/31/93
00016 FF              6 D4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00016 FF              6 D4    OFFICE CHAIR, SPARE ROOM                                1          1,030.00          103.00    3/31/93
00016 FF              6 D4    OFFICE CHAIR, SPARE ROOM                                1          1,030.00          103.00    3/31/93
00017 FF              6 D4    CABINET, FINANCE OFFICE                                 1          2,000.00          200.00    3/31/93
00017 FF              6 D4    OFFICE CHAIR, FINANCE OFFICE                            1          1,448.00            0.00   12/31/91
00017 FF              6 D4    OFFICE CHAIR, FINANCE OFFICE                            1          1,448.00            0.00   12/31/91
00017 FF              6 D4    OFFICE CHAIR, FINANCE OFFICE                            1          1,448.00            0.00   12/31/91
00018 FF              6 D3    CABINET, SPARE ROOM                                     1            950.00            0.00    9/30/88
00018 FF              6 D3    CABINET, SPARE ROOM                                     1            950.00            0.00    9/30/88
00018 FF              6 D4    OFFICE CHAIR , FINANCE OFFICE                           1          1,448.00            0.00   12/31/91
00018 FF              6 D3    OFFICE CHAIR, SPARE ROOM                                1          3,817.80            0.00   12/31/89
00019 FF              6 D3    CABINET, HRA MANAGER                                    1          3,154.00        1,261.60     4/2/94
00019 FF              6 D3    OFFICE CHAIR, HRA MANAGER                               1          3,168.00            0.00   12/31/89
00019 FF              6 D3    OFFICE CHAIR, SPARE ROOM                                1          3,817.80            0.00   12/31/89
00019 FF              6 D3    OFFICE DESK, SALES MANAGER                              1          2,700.00          270.00    3/31/93
00020 FF              6 D3    CABINET, SALES MANAGER                                  1          1,400.00          770.00   11/21/95
00020 FF              6 D3    OFFICE CHAIR, HRA MANAGER                               1          3,920.50            0.00   12/31/91
00020 FF              6 D3    OFFICE CHAIR, SALES MANAGER                             1          3,920.50            0.00   12/31/91
00020 FF              6 D3    OFFICE DESK, HRA MANAGER                                1          3,500.00          350.00    3/31/93
00021 FF              6 D3    CABINET, HRA MANAGER                                    1          2,214.00          553.50    6/16/93
00021 FF              6 D3    CABINET, SPARE ROOM                                     1          1,440.00        1,224.00    6/24/97
00021 FF              6 D3    OFFICE CHAIR, SPARE ROOM                                1          3,817.80            0.00   12/31/89
00021 FF              6 D3    OFFICE DESK, SPARE ROOM                                 1          2,700.00          270.00    3/31/93
00022 FF              6 D3    DESKTOP COMPUTER                                        1          8,003.00        4,401.65    9/26/95
00022 FF              6 D3    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00022 FF              6 D3    OFFICE CHAIR, HRA MANAGER                               1          3,168.00            0.00   12/31/89
00023 FF              6 D3    CABINET, SALES MANAGER                                  1            821.50            0.00   12/31/89
00023 FF              6 D3    CABINET, SALES MANAGER                                  1            821.50            0.00   12/31/89
00023 FF              6 D3    LASER PRINTER ,HP5L                                     1          4,250.00        2,337.50   12/13/95
00024 FF              6 D3    OFFICE CHAIR, SALES MANAGER                             1          3,168.00            0.00   12/31/89
00024 FF              6 D3    OFFICE CHAIR, SALES MANAGER                             1          3,168.00            0.00   12/31/89
00025 FF              6 D2    OFFICE CHAIR, C.O.O.'S OFFICE                           1          2,200.00        1,210.00     9/7/95
00025 FF              6 D2    OFFICE DESK, C.O.O.'S OFFICE                            1         19,450.00       13,615.00    11/9/96
00026 FF              6 D2    CABINET, C.O.O.'S OFFICE                                1          6,024.00        3,313.20    5/18/95
00026 FF              6 D2    SIDE TABLE, C.O.O.'S OFFICE                             1          1,200.00        1,200.00    8/29/98
00027 FF              6 D2    NOTEBOOK COMPUTER ,DELL                                 1         27,300.00       19,110.00     6/1/96
00027 FF              6 D2    NOTEBOOK COMPUTER ,DELL 3200                            1         27,300.00       27,300.00     9/1/98
00028 FF              6 D2    OFFICE CHAIR, C.O.O.'S OFFICE                           1          2,200.00          880.00     1/1/95
00028 FF              6 D2    OFFICE CHAIR, C.O.O.'S OFFICE                           1          4,288.00        1,715.20     1/1/95
00029 FF              6 D1    OFFICE DESK, C.E.O.'S OFFICE                            1         32,000.00       12,800.00    5/18/94
00029 FF              6 D1    SOFA, C.E.O.'S OFFICE                                   1          4,030.00        2,216.50    5/18/95
00030 FF              6 D1    NOTICE BOARD, C.E.O.'S OFFICE                           1         17,470.00       12,229.00   11/19/96
00030 FF              6 D1    OFFICE CHAIR, C.E.O.'S OFFICE                           1          4,288.00            0.00   12/31/91
00031 FF              6 D1    NOTICE BOARD, C.O.O.'S OFFICE                           1         17,470.00       12,229.00   11/19/96
00032 FF              6 D1    IBM NOTEBOOK ,IBM703C                                   1         23,400.00       16,380.00     8/1/96

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00033 FF              6 D1    COMPAQ NOTEBOOK ,ARMADA 7890                            1         27,300.00       23,205.00     1/1/98
00034 FF              6 D1    SOFA, C.E.O.'S OFFICE                                   1          8,060.00        4,433.00    5/18/95
00035 FF              6 C5    TABLE, RECEPTION                                        1          9,600.00          960.00    3/31/93
00036 FF              6 C5    SOFA, RECEPTION                                         1          4,027.00        2,214.85    4/19/95
00037 FF              6 C5    DESKTOP COMPUTER Compaq                                 1          8,400.00        3,360.00     8/1/94
00038 FF              6 C5    IBM PS/2 COMPUTER                                       1         16,800.00            0.00   12/31/89
00039 FF              6 C5    IBM PS/2 COMPUTER                                       1         16,800.00            0.00   12/31/89
00040 FF              6 C5    SOFA, RECEPTION                                         1          8,052.00        4,428.60    4/19/95
00041 FF              6 C4    OFFICE DESK, HRA                                        1          3,500.00          350.00    3/31/93
00042 FF              6 C4    OFFICE DESK, HRA                                        1          2,700.00          270.00    3/31/93
00043 FF              6 C4    CABINET, HRA                                            1          2,112.00        1,161.60     8/5/95
00044 FF              6 C4    OFFICE CHAIR, HRA                                       1          1,106.20          774.34    9/30/96
00045 FF              6 C4    CABINET, HRA                                            1          2,656.00        1,859.20   12/13/96
00046 FF              6 C4    OFFICE DESK, HRA                                        1          3,500.00          350.00    3/31/93
00047 FF              6 C4    OFFICE DESK, HRA                                        1          3,500.00          350.00    3/31/93
00048 FF              6 C4    OFFICE DESK, HRA                                        1          2,700.00          270.00    3/31/93
00049 FF              6 C4    OFFICE DESK, HRA                                        1          2,700.00          270.00    3/31/93
00050 FF              6 C4    OFFICE DESK, HRA                                        1          2,700.00          270.00    3/31/93
00051 FF              6 C4    OFFICE CHAIR, HRA                                       1          1,106.20          774.34    9/30/96
00052 FF              6 C4    OFFICE CHAIR, HRA                                       1          1,106.20          774.34    9/30/96
00053 FF              6 C4    OFFICE CHAIR, HRA                                       1          1,106.20          774.34    9/30/96
00054 FF              6 C4    DESKTOP COMPUTER                                        1          8,900.00        4,895.00     1/2/96
00055 FF              6 C4    COLOR PRINTER ,EPSON STYLUS 400                         1          1,400.00        1,190.00    3/31/98
00056 FF              6 C4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00057 FF              6 C4    INKJET PRINTER ,HP DESKJET                              1          2,160.00        1,188.00     4/7/95
00058 FF              6 C4    OFFICE CHAIR, HRA                                       1          1,106.20          774.34    9/30/96
00059 FF              6 C4    OFFICE CHAIR, HRA                                       1          2,646.00          264.60    3/31/93
00060 FF              6 C4    Fax Machine, Ricoh Fax90, HRA - 6/F                     1         27,100.00            0.00   12/31/91
00061 FF              6 C4    Polarold Miniportrait Camera, Polarold, HRA - 6/F       1          6,900.00            0.00   12/31/89
00061 FF              6 C4    Pouch Laminator, Photonex 235LS, HRA - 6/F              1          2,500.00        1,375.00     1/1/96
00062 FF              6 C3    CABINET, MARKETING                                      1            950.00          665.00    7/22/96
00062 FF              6 C3    OFFICE DESK, MARKETING                                  1          2,700.00          270.00    3/31/93
00062 FF              6 C3    OFFICE DESK, MARKETING                                  1          3,500.00          350.00    3/31/93
00063 FF              6 C3    CABINET, MARKETING                                      1            860.00          473.00   12/27/95
00063 FF              6 C3    CABINET, MARKETING                                      1            860.00          473.00   12/27/95
00063 FF              6 C3    CABINET, MARKETING                                      1            860.00          473.00   12/27/95
00064 FF              6 C3    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00064 FF              6 C3    DESKTOP COMPUTER                                        1         16,800.00       11,760.00     2/1/97
00064 FF              6 C3    OFFICE CHAIR, MARKETING                                 1          1,080.00          270.00    10/5/93
00065 FF              6 C3    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00065 FF              6 C3    LASER PRINTER ,HP6L                                     1          3,300.00        2,805.00    7/10/97
00065 FF              6 C3    PRINT SERVER ,ARTISOFT                                  1          2,340.00          585.00     6/1/93
00066 FF              6 C3    CABINET, MARKETING                                      1          1,000.00          700.00    7/22/96
00066 FF              6 C3    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00066 FF              6 C3    DOT MATRIX PRINTER ,LQ2170                              1          4,680.00        1,872.00     8/1/94
00067 FF              6 C3    CABINET, MARKETING                                      1          3,200.00            0.00   12/31/91
00067 FF              6 C3    OFFICE CHAIR, MARKETING                                 1          1,448.00            0.00   12/31/91
00067 FF              6 C3    OFFICE CHAIR, MARKETING                                 1          1,448.00            0.00   12/31/91
00068 FF              6 C3    OFFICE CHAIR, MARKETING                                 1          1,448.00            0.00   12/31/91
00068 FF              6 C3    OFFICE CHAIR, MARKETING                                 1          2,646.00          264.60    3/31/93
00069 FF              6 C3    OFFICE CHAIR, MARKETING                                 1          2,646.00          264.60    3/31/93
00069 FF              6 C3    OFFICE CHAIR, MARKETING                                 1          2,646.00          264.60    3/31/93
00069 FF              6 C3    OFFICE CHAIR, MARKETING                                 1          2,646.00          264.60    3/31/93
00070 FF              6 C3    OFFICE CHAIR, MARKETING                                 1          2,646.00          264.60    3/31/93
00070 FF              6 C3    OFFICE DESK, MARKETING                                  1          2,700.00          270.00    3/31/93
00070 FF              6 C3    OFFICE DESK, MARKETING                                  1          3,500.00          350.00    3/31/93
00071 FF              6 C3    OFFICE DESK, MARKETING                                  1          2,700.00          270.00    3/31/93
00071 FF              6 C3    OFFICE DESK, MARKETING                                  1          2,700.00          270.00    3/31/93
00071 FF              6 C3    Typewriter, Gabriele TA9009, General Office - 6/F       1          1,900.00          190.00     3/5/93
00072 FF              6 C2    MEETING TABLE, 6/F EXE. OFFICE                          1          7,600.00        3,040.00    9/30/94

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00072 FF              6 C3    Typewriter, Conon MX260, General Office - 6/F           1          1,900.00          475.00     4/2/93
00073 FF              6 C2    CABINET, 6/F EXE. OFFICE                                1          9,550.00        3,820.00    5/28/94
00073 FF              6 C2    DESKTOP COMPUTER                                        1          8,950.00        4,922.50   12/13/95
00073 FF              6 C2    OFFICE CHAIR , 6/F EXE. OFFICE                          1          1,400.00          770.00    9/12/95
00074 FF              6 C1    CABINET, ASST TO CEO'S OFFICE                           1          3,750.00        2,062.50    7/27/95
00074 FF              6 C2    OFFICE CHAIR , 6/F EXE. OFFICE                          1          1,400.00          770.00    9/12/95
00074 FF              6 C2    OFFICE CHAIR , 6/F EXE. OFFICE                          1          1,400.00          770.00    9/12/95
00074 FF              6 C2    OFFICE CHAIR , 6/F EXE. OFFICE                          1          1,400.00          770.00    9/12/95
00074 FF              6 C2    OFFICE CHAIR , 6/F EXE. OFFICE                          1         12,000.00        4,800.00     1/1/95
00074 FF              6 C1    OFFICE DESK, ASST TO CEO'S OFFICE                       1          6,000.00        2,400.00    2/22/95
00075 FF              6 C1    DESKTOP COMPUTER                                        1          8,950.00        4,922.50   12/13/95
00075 FF              6 C1    LASER PRINTER ,HP4+                                     1         15,600.00        8,580.00   12/13/95
00076 FF              6 B5    CABINET, 6/F LIBRARY                                    1          2,414.00          241.40    3/31/93
00076 FF              6 C1    CABINET, ASST TO CEO'S OFFICE                           1          3,790.00        2,084.50    7/27/95
00076 FF              6 C1    COLOR PRINTER ,EPSON STYLUS PH                          1          3,120.00        2,184.00     4/1/97
00077 FF              6 B5    OFFICE DESK , SPARE OFFICE                              1          1,780.00          979.00    7/24/95
00078 FF              6 B5    OFFICE CHAIR, SPARE OFFICE                              1            955.00          525.25    7/24/95
00078 FF              6 B5    OFFICE CHAIR, SPARE OFFICE                              1            955.00          525.25    7/24/95
00079 FF              6 B5    OFFICE CHAIR, SPARE OFFICE                              1            955.00          525.25    7/24/95
00079 FF              6 B5    OFFICE CHAIR, SPARE OFFICE                              1            955.00          525.25    7/24/95
00080 FF              6 B5    CABINET, 6/F LIBRARY                                    1          2,414.00          241.40    3/31/93
00080 FF              6 B5    CABINET, 6/F LIBRARY                                    1          3,154.00        1,261.60     4/2/94
00080 FF              6 B5    CABINET, SPARE OFFICE                                   1            817.00            0.00   12/31/89
00081 FF              6 B4    CABINET, DOCUMENT ROOM                                  1            852.00            0.00   12/31/90
00081 FF              6 B4    CABINET, DOCUMENT ROOM                                  1            852.00            0.00   12/31/90
00081 FF              6 B5    Round Conference Table, Grey, Cross Panel Stand         1          1,090.00                    11/4/98
00082 FF              6 B4    CABINET, DOCUMENT ROOM                                  1            852.00            0.00   12/31/90
00082 FF              6 B4    CABINET, DOCUMENT ROOM                                  1            852.00            0.00   12/31/90
00083 FF              6 B4    CABINET, DOCUMENT ROOM                                  1            852.00            0.00   12/31/90
00083 FF              6 B4    CABINET, FINANCE DEPT                                   1          2,520.00        1,386.00    1/11/96
00084 FF              6 B4    CABINET, FINANCE DEPT                                   1          3,200.00          320.00    3/31/93
00084 FF              6 B4    CABINET, FINANCE DEPT                                   1          3,200.00          320.00    3/31/93
00085 FF              6 B4    CABINET, FINANCE DEPT                                   1          3,200.00          320.00    3/31/93
00085 FF              6 B4    CABINET, FINANCE DEPT                                   1          3,200.00          320.00    3/31/93
00086 FF              6 B4    CABINET, FINANCE DEPT                                   1          2,414.00          241.40    3/31/93
00086 FF              6 B4    MEETING TABLE, MEETING ROOM                             1          2,290.00            0.00     3/9/88
00087 FF              6 B4    OFFICE CHAIR, MEETING ROOM                              1            515.00          206.00   11/29/94
00087 FF              6 B4    OFFICE CHAIR, MEETING ROOM                              1            515.00          206.00   11/29/94
00088 FF              6 B4    OFFICE CHAIR, MEETING ROOM                              1            515.00          206.00   11/29/94
00088 FF              6 B4    OFFICE CHAIR, MEETING ROOM                              1            515.00          206.00   11/29/94
00089 FF              6 B4    OFFICE CHAIR, MEETING ROOM                              1            515.00          206.00   11/29/94
00089 FF              6 B4    OFFICE CHAIR, MEETING ROOM                              1            515.00          206.00   11/29/94
00090 FF              6 B4    Typewriter, Kofa CX-660, General Office - 6/F           1          3,000.00          750.00    7/10/93
00091 FF              6 B4    OFFICE DESK , FINANCE DEPT                              1          3,400.00        2,380.00     4/2/96
00091 FF              6 B4    OFFICE DESK, FINANCE DEPT                               1          2,700.00          270.00    3/31/93
00092 FF              6 B4    CABINET, FINANCE DEPT                                   1          2,056.00        1,130.80    9/26/95
00092 FF              6 B4    OFFICE CHAIR, FINANCE DEPT                              1          1,130.00          960.50     4/9/97
00093 FF              6 B4    CABINET, DOCUMENT ROOM                                  1          2,000.00          500.00    9/20/93
00093 FF              6 B4    OFFICE CHAIR, FINANCE DEPT                              1          1,130.00          960.50     4/9/97
00094 FF              6 B4    OFFICE CHAIR, FINANCE DEPT                              1          1,130.00          960.50     4/9/97
00094 FF              6 B4    OFFICE CHAIR, FINANCE DEPT                              1          2,646.00          264.60    3/31/93
00095 FF              6 B4    OFFICE CHAIR, FINANCE DEPT                              1          1,030.00          103.00    3/31/93
00095 FF              6 B4    OFFICE CHAIR, FINANCE DEPT                              1          1,030.00          103.00    3/31/93
00096 FF              6 B4    OFFICE CHAIR, FINANCE DEPT                              1          1,030.00          103.00    3/31/93
00096 FF              6 B4    OFFICE CHAIR, FINANCE DEPT                              1          1,030.00          103.00    3/31/93
00097 FF              6 B4    OFFICE DESK, FINANCE DEPT                               1          2,700.00          270.00    3/31/93
00098 FF              6 B4    OFFICE DESK, FINANCE DEPT                               1          2,700.00          270.00    3/31/93
00099 FF              6 B4    OFFICE DESK, FINANCE DEPT                               1          2,700.00          270.00    3/31/93
00100 FF              6 B4    OFFICE DESK, FINANCE DEPT                               1          2,700.00          270.00    3/31/93
00101 FF              6 B4    OFFICE DESK, FINANCE DEPT                               1          2,700.00          270.00    3/31/93

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00102 FF              6 B4    DESKTOP COMPUTER                                        1          9,700.00        6,790.00    4/12/96
00103 FF              6 B4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00104 FF              6 B4    LASER PRINTER ,HP5L                                     1          6,902.00        4,831.40     4/5/96
00105 FF              6 B4    Printe Server HP JetDirect EX                           1          8,400.00        3,360.00     8/1/94
00106 FF              6 B4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00107 FF              6 B4    DOT MATRIX PRINTER ,LQ1060                              1          7,040.00            0.00   12/31/89
00108 FF              6 B4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00109 FF              6 B4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00110 FF              6 B4    Numbering Typeing Machine UCHIDA P-15, Finance Dep      1          1,026.00            0.00   12/31/91
00111 FF              6 B4    Save Box,  , Fiance - 6/F                               1            925.00            0.00    9/30/86
00112 FF              6 B3    CABINET, DOCUMENT ROOM                                  1          1,525.00          610.00   11/29/94
00113 FF              6 B3    CABINET, DOCUMENT ROOM                                  1          2,414.00          241.40    3/31/93
00114 FF              6 B3    CABINET, DOCUMENT ROOM                                  1          2,414.00          241.40    3/31/93
00115 FF              6 B3    CABINET, DOCUMENT ROOM                                  1          2,414.00          241.40    3/31/93
00116 FF              6 B3    CABINET, DOCUMENT ROOM                                  1          2,414.00          241.40    3/31/93
00117 FF              6 B3    Paper Shreeder, -, HRA - 6/F                            1          3,550.00        1,952.50   12/20/95
00118 FF              6 B3    CABINET, MIS                                            1          1,870.00            0.00   12/31/89
00119 FF              6 B3    CABINET, MIS                                            1          3,500.00            0.00   12/31/89
00120 FF              6 B3    CABINET, MIS                                            1          3,500.00            0.00   12/31/89
00121 FF              6 B3    CABINET, 6/F OFFICE                                     1          9,800.00            0.00   12/31/89
00121 FF              6 B3    OFFICE DESK, MIS                                        1          1,392.00          765.60   12/13/95
00122 FF              6 B3    CABINET, MIS                                            1          1,870.00            0.00   12/31/89
00122 FF              6 B3    OFFICE CHAIR, MIS                                       1          2,646.00          264.60    3/31/93
00123 FF              6 B3    CABINET, DOCUMENT ROOM                                  1          1,525.00          610.00   11/29/94
00123 FF              6 B3    LASER PRINTER ,HP4M+                                    1         20,890.00        8,356.00   10/14/94
00124 FF              6 B3    COLOR PRINTER ,CANON BJC600                             1          3,900.00        1,560.00     6/1/94
00124 FF              6 B3    SCANNER ,REALISYS                                       1          5,770.00        2,308.00   11/25/94
00125 FF              6 B3    DESKTOP COMPUTER                                        1         12,060.00        4,824.00     2/3/95
00125 FF              6 B3    FILE SERVER 1                                           1         23,400.00        9,360.00     8/1/94
00126 FF              6 B3    FILE SERVER 2                                           1         23,400.00       19,890.00     1/1/98
00126 FF              6 B3    FILE SERVER 3                                           1         15,600.00        6,240.00     8/1/94
00127 FF              6 B3    OFFICE CHAIR, MIS                                       1          2,646.00          264.60    3/31/93
00127 FF              6 B3    OFFICE CHAIR, MIS                                       1          2,646.00          264.60    3/31/93
00128 FF              6 B3    OFFICE DESK, MIS                                        1          2,150.00        1,505.00    4/10/96
00128 FF              6 B3    OFFICE DESK, MIS                                        1          2,500.00        1,750.00   11/29/96
00129 FF              6 B3    CABINET, 6/F OFFICE                                     1          9,700.00            0.00   12/31/91
00129 FF              6 B3    OFFICE DESK, MIS                                        1          2,150.00        1,505.00    4/10/96
00130 FF              6 B3    CABINET, 6/F OFFICE                                     1          6,100.00            0.00   12/31/80
00130 FF              6 B3    CABINET, 6/F OFFICE                                     1          9,762.50            0.00   12/31/91
00131 FF              6 B3    CABINET, 6/F OFFICE                                     1          6,100.00            0.00   12/31/80
00131 FF              6 B3    CABINET, 6/F OFFICE                                     1          6,100.00            0.00   12/31/80
00132 FF              6 B3    CABINET, 6/F OFFICE                                     1          3,000.00        1,650.00    9/14/95
00133 FF              6 B3    CABINET, 6/F OFFICE                                     1          1,294.00            0.00   12/31/89
00134 FF              6 B3    CABINET, 6/F OFFICE                                     1          1,294.00            0.00   12/31/89
00135 FF              6 B3    CABINET, 6/F OFFICE                                     1          1,294.00            0.00   12/31/89
00136 FF              6 B3    CABINET, 6/F OFFICE                                     1          1,294.00            0.00   12/31/89
00137 FF              6 B3    CABINET, 6/F OFFICE                                     1          9,800.00            0.00   12/31/89
00138 FF              6 B3    CABINET, 6/F OFFICE                                     1          9,800.00            0.00   12/31/89
00139 FF              6 B3    Copy Machine, Xerox 5052, General Office, 6F            1        157,000.00            0.00   12/31/91
00140 FF              6 B2    Microwave, National, Employees' Canteen - 6/F           1          2,000.00            0.00     4/1/92
00141 FF              6 B2    Microwave, Panasonic, Employees' Canteen - 6/F          1          2,000.00          800.00     8/7/94
00142 FF              6 B2    Refrigerator, General ER-24EB, Employees' Canteen       1          3,800.00        2,090.00    1/11/96
00143 FF              6 B2    Hot water Machine, , Employees' Canteen - 6/F           1          2,780.00            0.00    9/30/88
00144 FF              6 B2    OFFICE DESK, EXECUTIVE OFFICE                           1          5,500.00        3,025.00    7/27/95
00145 FF              6 B2    OFFICE CHAIR, EXECUTIVE OFFICE                          1          2,200.00        1,210.00     9/7/95
00146 FF              6 B2    CABINET, EXECUTIVE OFFICE                               1          2,200.00        1,210.00    7/27/95
00147 FF              6 B2    SIDE TABLE, EXECUTIVE OFFICE                            1          5,600.00        2,240.00     1/1/95
00148 FF              6 B2    MEETING TABLE, EXECUTIVE OFFICE                         1         10,100.00       10,100.00     1/1/95
00149 FF              6 B2    Water dispenser, Watson's, Employees' Canteen - 6F      1          2,780.00            0.00    9/30/88

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00150 FF              6 B1    OFFICE DESK, EXECUTIVE OFFICE                           1          3,500.00          350.00     1/1/93
00151 FF              6 B1    CABINET, EXECUTIVE OFFICE                               1          2,790.00          279.00     1/1/93
00152 FF              6 B1    CABINET, EXECUTIVE OFFICE                               1          2,890.00          289.00     1/1/93
00153 FF              6 B1    CABINET, EXECUTIVE OFFICE                               1          2,890.00          289.00     1/1/93
00154 FF              6 B1    Fax Machine, Sangyo SPF-301, Executive Office - 6/      1         13,500.00        3,375.00     1/4/94
00155 FF              6 B1    Fax Machine, Sangyo SPF-301, Executive Office - 6/      1         13,500.00        3,375.00     1/4/94
00156 FF              6 B1    Fax Machine, Xerox Telecopier 7024, Executive Offi      1         16,500.00        1,650.00    3/31/93
00157 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,350.00          742.50     5/1/95
00157 FF              6 A6    Engineering Copier, Xerox 2515, General Office          1         50,930.00        5,093.00    1/11/93
00158 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,500.00          825.00    9/14/95
00158 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,500.00          825.00    9/14/95
00159 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          2,595.00        1,038.00    11/5/94
00159 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          2,595.00        1,038.00    11/5/94
00160 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,000.00          850.00    5/20/97
00160 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,213.33        1,031.33    5/28/97
00161 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,213.33        1,031.33    5/28/97
00161 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,213.33        1,031.33    5/28/97
00162 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,280.00        1,088.00    9/13/97
00162 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          2,030.00        1,725.50    8/25/97
00163 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,220.50            0.00   12/31/91
00163 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,280.00        1,088.00    9/13/97
00164 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,220.50            0.00   12/31/91
00164 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,396.50            0.00   12/31/91
00165 FF              6 A5    OFFICE CHAIR, DOCUMENT CONTROL                          1            850.50            0.00   12/31/89
00165 FF              6 A5    OFFICE CHAIR, DOCUMENT CONTROL                          1            850.50            0.00   12/31/89
00166 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,350.00          540.00     1/5/95
00166 FF              6 A5    CABINET, DOCUMENT CONTROL                               1          1,396.50            0.00   12/31/91
00167 FF              6 A5    OFFICE DESK, PURCHASING                                 1            515.00            0.00    9/30/88
00167 FF              6 A5    OFFICE DESK, PURCHASING                                 1            515.00            0.00    9/30/88
00168 FF              6 A5    OFFICE DESK, PURCHASING                                 1            515.00            0.00    9/30/88
00168 FF              6 A5    OFFICE DESK, PURCHASING                                 1            515.00            0.00    9/30/88
00169 FF              6 A5    OFFICE CHAIR, PURCHASING                                1            455.00          386.75    5/28/97
00169 FF              6 A5    OFFICE CHAIR, PURCHASING                                1            850.50            0.00   12/31/89
00170 FF              6 A5    CABINET, PURCHASING                                     1          1,396.50            0.00   12/31/91
00170 FF              6 A5    OFFICE CHAIR, PURCHASING                                1            455.00          386.75    5/28/97
00171 FF              6 A5    DESKTOP COMPUTER                                        1         13,900.00        5,560.00     5/9/94
00171 FF              6 A5    DESKTOP COMPUTER                                        1         32,592.00        3,259.20    3/31/93
00172 FF              6 A5    DOT MATRIX PRINTER ,LQ860+                              1          2,340.00          936.00     6/1/94
00172 FF              6 A5    LASER PRINTER ,HP4L                                     1          4,200.00        1,050.00    3/25/94
00173 FF              6 A5    CABINET, PURCHASING                                     1          1,396.50            0.00   12/31/91
00173 FF              6 A5    DESKTOP COMPUTER ,COMPAQ 4/25                           1         23,146.60        5,786.65    3/25/94
00174 FF              6 A5    OFFICE DESK, PURCHASING                                 1          1,596.00            0.00   12/31/89
00174 FF              6 A5    OFFICE DESK, PURCHASING                                 1          1,596.00            0.00   12/31/89
00175 FF              6 A5    OFFICE CHAIR, PURCHASING                                1          1,102.00            0.00   12/31/91
00175 FF              6 A5    OFFICE DESK, PURCHASING                                 1          1,596.00            0.00   12/31/89
00176 FF              6 A5    OFFICE CHAIR, PURCHASING                                1          2,646.00          264.60    3/31/93
00176 FF              6 A5    OFFICE CHAIR, PURCHASING                                1          2,646.00          264.60    3/31/93
00177 FF              6 A5    Copy Machine, Ricoh FT4430, General Office - 6/F        1         19,975.00            0.00   12/31/89
00177 FF              6 A5    OFFICE CHAIR, PURCHASING                                1          2,646.00          264.60    3/31/93
00178 FF              6 A5    File Carbinet, grey, two shelves Model C27              1          1,092.50                   10/12/98
00178 FF              6 A5    Typewriter, Gabriele TA909, General Office - 6/F        1          1,900.00          475.00     4/2/93
00179 PM              6 A4    DIGIMATIC CALIPER(8'), MOD, 500-177,                    1          3,700.00        2,590.00    1/25/96
00179 FF              6 A4    OFFICE DESK, QA MANAGER                                 1          2,682.00            0.00   12/31/91
00180 FF              6 A4    OFFICE CHAIR, QA MANAGER                                1            850.50            0.00   12/31/89
00180 FF              6 A4    OFFICE CHAIR, QA MANAGER                                1            850.50            0.00   12/31/89
00181 FF              6 A4    CABINET, QA MANAGER                                     1          1,000.00            0.00   12/31/90
00181 FF              6 A4    OFFICE CHAIR, QA MANAGER                                1            850.50          340.20    3/31/95
00182 FF              6 A4    OFFICE CHAIR, MATERIALS MANAGER                         1          3,920.50            0.00   12/31/91
00182 FF              6 A4    OFFICE DESK, MATERIALS MANAGER                          1          4,760.00            0.00   12/31/90
00183 FF              6 A4    CABINET, MATERIALS MANAGER                              1          2,056.00        1,130.80    9/25/95

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00184 FF              6 A4    OFFICE DESK, DOCUMENT CONTROL                           1          3,707.50            0.00   12/31/91
00185 FF              6 A4    DESKTOP COMPUTER                                        1         17,400.00        6,960.00    7/21/94
00186 FF              6 A4    DESKTOP COMPUTER                                        1         13,900.00        5,560.00    7/31/94
00187 FF              6 A4    DESKTOP COMPUTER                                        1         24,690.00        9,876.00   12/19/94
00188 FF              6 A4    DESKTOP COMPUTER                                        1         11,610.00        4,644.00    1/24/95
00189 FF              6 A4    CABINET, MATERIALS MANAGER                              1          1,400.00          770.00    9/28/95
00190 FF              6 A4    CABINET, MATERIALS MANAGER                              1          1,463.00          365.75    1/14/94
00191 FF              6 A4    CABINET, QA MANAGER                                     1          1,000.00            0.00   12/31/90
00192 FF              6 A4    CABINET, QA MANAGER                                     1          2,380.00          595.00    5/27/93
00193 FF              6 A4    CABINET, QA MANAGER                                     1          3,500.00            0.00   12/31/89
00194 FF              6 A4    CABINET, QA MANAGER                                     1          2,414.00          241.40    3/31/93
00195 FF              6 A4    OFFICE CHAIR, MATERIALS MANAGER                         1            850.50            0.00   12/31/89
00196 FF              6 A4    OFFICE CHAIR, MATERIALS MANAGER                         1            850.50            0.00   12/31/89
00197 FF              6 A3    OFFICE DESK, QA                                         1          1,596.00            0.00   12/31/89
00198 FF              6 A3    OFFICE CHAIR, QA                                        1            465.00          186.00    3/31/95
00199 FF              6 A3    OFFICE CHAIR, QA                                        1            465.00          186.00    3/31/95
00200 FF              6 A3    OFFICE CHAIR, QA                                        1            465.00          186.00    3/31/95
00201 FF              6 A3    OFFICE CHAIR, QA                                        1            465.00          186.00    3/31/95
00202 FF              6 A3    CABINET, QA                                             1          2,414.00          241.40    3/31/93
00203 FF              6 A3    OFFICE DESK, G.M.'S OFFICE                              1            860.00          731.00    1/14/98
00204 FF              6 A3    OFFICE DESK, G.M.'S OFFICE                              1            860.00          731.00    1/14/98
00205 FF              6 A3    MEETING TABLE, G.M.'S OFFICE                            1            460.00          391.00    1/13/98
00206 FF              6 A3    OFFICE CHAIR, G.M.'S OFFICE                             1            330.00          280.50    1/14/98
00206 FF              6 A3    OFFICE CHAIR, G.M.'S OFFICE                             1            330.00          280.50    1/14/98
00207 FF              6 A3    OFFICE CHAIR, G.M.'S OFFICE                             1            330.00          280.50    1/14/98
00207 FF              6 A3    OFFICE CHAIR, G.M.'S OFFICE                             1            330.00          280.50    1/14/98
00208 FF              6 A3    CABINET, G.M.'S OFFICE                                  1          1,592.00          875.60     9/2/95
00209 FF              6 A3    CABINET, G.M.'S OFFICE                                  1          3,500.00            0.00   12/31/89
00210 FF              6 A3    DESKTOP COMPUTER                                        1          8,400.00        5,880.00    8/13/96
00211 FF              6 A3    COLOR PRINTER ,STYLUS 400                               1          1,400.00        1,190.00    3/31/98
00211 FF              6 A3    DESKTOP COMPUTER                                        1         15,300.00        3,825.00    10/8/93
00211 FF              6 A3    NOTEBOOK COMPUTER ,TOSHIBA 510                          1         31,200.00       26,520.00     6/1/97
00212 FF              6 A3    OFFICE DESK, QA                                         1          1,596.00            0.00   12/31/89
00212 FF              6 A3    OFFICE DESK, QA                                         1          1,596.00            0.00   12/31/89
00213 FF              6 A3    OFFICE DESK, QA                                         1          1,596.00            0.00   12/31/89
00213 FF              6 A3    OFFICE DESK, QA                                         1          1,596.00            0.00   12/31/89
00214 FF              6 A3    CABINET, G.M.'S OFFICE                                  1          3,500.00            0.00   12/31/89
00214 FF              6 A3    OFFICE CHAIR, G.M.'S OFFICE                             1          3,788.10        3,219.89   12/31/97
00215 FF              6 A3    OFFICE CHAIR, G.M.'S OFFICE                             1          2,646.00          264.60    3/31/93
00215 FF              6 A3    OFFICE CHAIR, G.M.'S OFFICE                             1          3,788.10        3,219.89   12/31/97
00216 FF              6 A3    Fax Machine, Muratec M3500, Procurement - 6/F           1          3,080.00        2,618.00   12/30/97
00216 PM              5 D5    R&D Plating Line, MFTG, ,                               1        157,970.00       47,391.00   12/31/91
00217 PM              5 D5    Chiller, MFTG, ,                                        1         25,330.00       17,731.00    8/21/95
00217 PM              5 D5    DI M/C, MFTG, ,                                         1          7,550.00        7,550.00     7/2/98
00217 PM              5 D5    UPATL6341 THK. STD. ( Au/Ni ), QA,                      1         55,000.00            0.00    9/30/87
00218 PM              5 D5    UPA PM6303 THK. STD. ( Au/Ni ), QA,                     1         55,520.40            0.00    9/30/87
00218 PM              5 D5    UPA PM6306 THK. STD. ( Au/Ni ), QA,                     1         55,000.00            0.00    9/30/87
00218 PM              5 D5    UPA PM6343 THK. STD. ( Au/Ni ), QA,                     1         55,000.00            0.00    9/30/87
00219 PM              5 D5    MITUTOYO 342-741-10 THK. STD., QA,                      1          3,000.00            0.00    9/30/87
00219 PM              5 D4    SPECTROPHOTOMER, TECHNICAL , SPECTRA                    1        170,150.97      119,105.68     9/1/95
00220 PM              5 D4    DIGITAL CLAMP METER, CHEM. LAB, 2009                    1          2,500.00        1,750.00     3/5/96
00220 PM              5 D4    pH METER, CHEM. LAB, 8521,                              1          4,500.00        3,600.00   10/14/96
00220 PM              5 D4    THERMOCOUPLE, CHEM. LAB, K, HI9043                      1          3,500.00        2,800.00    10/3/96
00221 PM              5 D4    HAND REFACTOMETER, CHEM. LAB, N-IE,                     1          2,500.00        2,000.00    5/29/96
00221 PM              5 D4    MICRO-PIPETTE, CHEM. LAB, 0.1-1.0 ML                    2         19,038.00       15,230.40   12/24/96
00222 FF              5 D4    CABINET, CHEM. LAB                                      1          9,600.00            0.00    9/30/86
00222 FF              5 D4    OFFICE DESK , CHEM. LAB                                 1          1,350.00            0.00    9/30/86
00222 FF              5 D4    WORK TABLE, PHY LAB                                     1          2,000.00        1,700.00    8/22/97
00223 PM              5 D4    Ceco TA630 Copper clad peel tester,                     1        107,500.00       75,250.00    6/22/95
00223 PM              5 D4    Planopol-2 Polishing machine, QA, ,                     1        137,000.00       82,200.00    1/10/95

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00224 PM              5 D4    Baking oven, QA, ,                                      1          4,900.00        2,940.00    1/14/95
00224 PM              5 D4    Kent's Polishing machine, QA, ,                         1         21,620.00       10,810.00   11/11/93
00225 PM              5 D4    Kiwk Varible Hole Gauge, QA,  ,                         1          1,210.00          363.00   12/31/91
00225 PM              5 D4    Peak stand microscope (150x), QA, 20                    1          3,519.00        2,111.40    1/16/95
00225 PM              5 D4    TN-2500 new Quartz Thermo-hygrograph                    0          3,000.00        2,100.00     9/2/95
00226 PM              5 D4    Cu/Al STANDARD THICKNESS, QA, , 1114                    1          8,825.00        7,060.00   12/18/96
00226 PM              5 D4    PURE ELEMENT STANDARD, QA, ,                            1          7,600.00        5,320.00     2/5/96
00226 PM              5 D4    UPA SR6318 THK. STD. ( CU/G10), QA,                     1          6,988.80            0.00    9/30/86
00227 PM              5 D4    UPA RADIOACTIVE PROBE ( PM147), QA,                     1          7,566.00        1,513.20   12/31/90
00227 PM              5 D4    UPA RADIOACTIVE PROBE ( SC90), QA, ,                    1         15,155.00        6,062.00    3/31/93
00228 PM              5 D4    PLUG GAUGE (0.011-0.060") PLUS, QA,                     1          2,500.00        1,750.00    11/7/95
00228 PM              5 D4    UPA MP-500 MICODERM, QA, MP-500,                        1         50,000.00       15,000.00   12/31/91
00229 PM              5 D4    Hydrometer sp.gr. 0.9-1.0, MOD, ,                       1          2,500.00        1,500.00   12/28/94
00229 PM              5 D4    Plug Gauge ( 0.011-0.060 plus), QA,                     1          2,500.00        1,500.00   10/21/94
00229 PM              5 D4    STAGE MICROMETER (0.01mm), QA, OB-MM                    1          2,500.00        1,500.00    6/21/94
00230 FF              5 D4    OFFICE DESK , CHEM. LAB                                 1          1,350.00            0.00    9/30/86
00230 FF              5 D4    OFFICE DESK , CHEM. LAB                                 1          1,350.00            0.00    9/30/86
00230 PM              5 D4    PURE ELEMENT STANDARD, QA, , 6609                       1          2,650.00        2,120.00     4/2/96
00231 FF              5 D4    OFFICE DESK , CHEM. LAB                                 1          1,350.00            0.00    9/30/86
00231 FF              5 D4    Save Box,  , Chemical Lab - 5/F                         1          2,239.00        1,903.15    8/25/97
00231 FF              5 D3    WORK TABLE, PHY LAB                                     1          2,154.00        1,830.90    8/22/97
00232 PM              5 D3    Mitutoyo 167-141 Standard Bar (1'),                     1          2,650.00        2,650.00
00232 PM              5 D3    Mitutoyo Digimatic Micrometer, QA, 2                    1          2,500.00        1,250.00    11/8/93
00232 PM              5 D3    Stereo Microscope, QA, ,                                1         58,020.00       23,208.00    3/31/93
00233 PM              5 D3    Alpha Metal Ionograph 500A, QA, 500A                    1        140,400.00      140,400.00   ?
00233 PM              5 D3    Bonding machine, QA, 4124,                              1        140,505.30      112,404.23    7/11/96
00233 PM              5 D3    Meiji ( 45x) Microscope, QA, ,                          1         10,448.00        8,358.40    11/7/96
00234 PM              5 D3    Mitutoyo (0"-1") Micrometer, QA, 293                    1          2,500.00        1,750.00     4/6/95
00234 PM              5 D3    Mitutoyo 189-102 Over arm micrometer                    1          6,000.00        4,200.00   12/31/95
00234 PM              5 D3    Mitutoyo Block Gauge, QA, 516-111, 2                    1          5,000.00        3,500.00   12/31/95
00235 PM              5 D3    Mitutoyo 505-627-50 Dial Caliper, QA                    1          2,500.00        1,750.00   12/31/95
00235 PM              5 D3    Mitutoyo Dial Caliper, QA, 505-634-5                    1          2,500.00        1,000.00    2/11/93
00235 PM              5 D3    Mitutoyo Vernier Micrometer, QA, ,                      1          2,500.00        1,750.00   12/31/95
00236 PM              5 D3    Mitutoyo 167-141 Standard Bar(4"), Q                    2          3,000.00        2,100.00    9/28/95
00236 PM              5 D3    STANDARD WEIGHT ( 5KG), QA, , 83320                     1          2,500.00        2,000.00     5/1/96
00236 PM              5 D3    STANDARD WEIGHT (200g ), QA, 327-68,                    1          2,500.00        1,500.00   10/25/94
00237 PM              5 D2    Developing M/C, MFTG, WIP-AD624-1, 7                    1        468,000.00       46,800.00   12/31/89
00237 PM              5 D3    Meiji Toolmarker Mircoscope, QA, ,                      1         10,000.00        7,000.00   12/31/95
00237 FF              5 D3    TV (for Quality), Toshibu, Quality - 6/F                1          1,400.00        1,190.00    2/13/98
00238 FF              5 D2    CABINET, MFTG                                           1          1,100.00          275.00    5/29/93
00238 FF              5 D2    OFFICE DESK, MFTG                                       1          1,552.50          853.88    8/19/95
00238 FF              5 D2    WORK TABLE, MFTG                                        1          2,200.00            0.00    9/30/87
00239 FF              5 D2    OFFICE CHAIR, MFTG                                      1            890.00          356.00     3/4/95
00239 FF              5 D2    OFFICE CHAIR, MFTG                                      1            890.00          356.00     3/4/95
00240 FF              5 D2    CABINET, MFTG                                           1          1,667.00          416.75    6/15/93
00240 FF              5 D2    OFFICE CHAIR, MFTG                                      1            890.00          356.00     3/4/95
00240 FF              5 D2    OFFICE CHAIR, MFTG                                      1            890.00          356.00     3/4/95
00241 FF              5 D2    CABINET, MFTG                                           1          1,667.00          416.75    6/15/93
00241 FF              5 D2    CABINET, MFTG                                           1          1,667.00          416.75    6/15/93
00241 FF              5 D2    CABINET, MFTG                                           1          4,154.00        3,530.90    8/22/97
00242 FF              5 D2    CABINET, MFTG                                           1          1,667.00          416.75    6/15/93
00242 FF              5 D2    CABINET, MFTG                                           1          1,667.00          416.75    6/15/93
00243 FF              5 D2    CABINET, MFTG                                           1          1,100.00          275.00    5/29/93
00243 FF              5 D2    OFFICE DESK, MFTG                                       1          1,552.50          853.88    8/19/95
00243 FF              5 D2    OFFICE DESK, MFTG                                       1          1,552.50          853.88    8/19/95
00244 FF              5 D2    OFFICE DESK, MFTG                                       1          1,552.50          853.88    8/19/95
00244 FF              5 D2    WORK TABLE, MFTG                                        1          2,200.00            0.00    9/30/87
00245 PM              5 D1    Exposure M/C, MFTG, HMW-2013-5K,                        1        268,502.25       26,850.22   12/31/89
00245 FF              5 D1    NOTEBOOK COMPUTER ,DELL 3200                            1         27,300.00       27,300.00     9/1/98
00245 PM              5 D1    Portable Clean Room, MFTG, ,                            1         71,419.95       49,993.97    10/1/95

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00246 PM              5 C5    Cu & Ni Plating Line, MFTG, ,                           1         85,000.00       51,000.00    11/4/94
00246 PM              5 C5    Drying M/C, MFTG, ,                                     1        156,335.40      109,434.78    3/18/96
00246 PM              5 C5    X-Ray M/C, MFTG, Fischerscope X-Ray                     1        485,474.00      145,642.20   12/31/91
00247 PM              5 C2    Acid Cleaner M/C, MFTG, KC-793, E940                    1                              0.00
00247 FF              5 C3    DESKTOP COMPUTER                                        1          8,003.00        4,401.65    9/26/95
00247 PM              5 C4    ELECTRONIC BALANCE, TECHNICAL , FX30                    1          8,950.00          895.00   12/31/89
00248 PM              5 C2    Chiller, MFTG, ,                                        1         26,260.00        5,252.00   12/31/90
00248 PM              5 C2    IS Scrubbing M/C, MFTG, ,                               1        454,009.45       90,801.89   12/31/90
00248 PM              5 C1    Micro Clean, MFTG, ,                                    1         72,458.10       43,474.86   11/30/94
00249 PM              5 C1    Developing, MFTG, Dry Developer Mode                    1         18,000.00       16,200.00    10/7/97
00249 PM              5 C1    Laminator, MFTG, Manual Laminator 36                    1        118,560.00       11,856.00   12/31/89
00249 PM              5 C1    X-Rite, MFTG, ,                                         1         95,312.00       66,718.40     4/3/95
00250 PM              5 B2    Gold Plating Line, MFTG, ,                              1      3,227,150.10    1,613,575.00    1/11/94
00250 FF              5 B1    Hot water Machine, , 5/F                                1          1,253.00          313.25     4/2/93
00250 PM              5 B2    Pattern Plating Line, MFTG, ,                           1      3,092,609.00    1,546,304.50   11/19/93
00251 PM              5 A5    Deburring M/C, MFTG, Chemcut 604,                       1        192,308.00       76,923.20    3/31/93
00251 PM              5 A4    DIAL THICKNESS GAUGE, MOD, 7326,                        1          4,000.00        3,200.00   12/28/96
00251 PM              5 A5    PTH Line, MFTG, ,                                       1        431,270.00      258,762.00    4/11/94
00252 PM              5 A3    DI M/C, MFTG, ,                                         1         26,402.00       26,402.00     7/2/98
00252 PM              5 A3    DI M/C, MFTG, ,                                         1         26,402.00       26,402.00     7/2/98
00252 PM              4 D5    Oven, MFTG, 0-S18EL21W, 980V271                         1         33,000.00       29,700.00    3/31/98
00252 PM              5 4D    UPA RADIOACTIVE PROB, QA, ,                             1          5,316.57            0.00    9/30/88
00253 PM              4 D3    Chiller, MFTG, ,                                        1          9,000.00        4,500.00    1/11/94
00253 PM              4 D5    RINSE/DRY MACHINE/ BGA CLEANING MAC.                    1        771,884.33      771,884.31    8/24/98
00253 PM              4 D5    Ultrantic Cleaning, MFTG, Series 800                    1        151,950.00      136,755.00    3/31/98
00254 PM              4 D2    Auto Screen M/C, MFTG, CH5070B,                         1        215,000.00       43,000.00   12/31/90
00254 PM              4 D2    Auto Screen M/C, MFTG, CH5070B,                         1        215,430.53       43,086.11   12/31/90
00254 PM              4 D2    ORC HMW680CW Exposure M/C, MFTG, HMW                    1        448,333.92       89,666.78   12/31/90
00255 PM              4 D1    Oven, MFTG, ,                                           1         20,500.00       14,350.00   11/30/95
00255 PM              4 D1    Oven, MFTG, ,                                           1         20,850.00       14,595.00   11/30/95
00255 PM              4 D1    Oven, MFTG, ,                                           1         77,235.00       54,064.50    7/27/95
00256 PM              4 D1    Oven, MFTG, ,                                           1         20,500.00       14,350.00   11/30/95
00256 PM              4 C4    UV, MFTG, UVC-503W, CS025102                            1         72,000.00       57,600.00     2/4/97
00257 PM              4 C3    Developing M/C, MFTG, ,                                 1        529,281.96      105,856.39   12/31/90
00258 PM              4 C2    S/M Pretreatment Line, MFTG, , E8760                    1        390,000.00            0.00    9/30/88
00259 PM              4 C1    VISCOTESTER, CHEM. LAB, VT-04,                          1          8,500.00        5,100.00    1/15/95
00260 PM              4 C1    Oven, MFTG, ,                                           1         36,900.00        7,380.00   12/31/90
00261 FF              4 B5    OFFICE DESK, MFTG                                       1          1,650.00            0.00    9/30/87
00262 FF              4 B5    CABINET, MFTG                                           1          1,016.50            0.00   12/31/91
00262 FF              4 B5    WORK TABLE, MFTG                                        1          2,075.00        1,141.25     3/3/96
00263 FF              4 B5    OFFICE CHAIR, MFTG                                      1            488.00          268.40    6/20/95
00263 FF              4 B5    OFFICE CHAIR, MFTG                                      1            488.00          268.40    6/20/95
00264 FF              4 B5    OFFICE CHAIR, MFTG                                      1            488.00          268.40    6/20/95
00264 FF              4 B5    OFFICE CHAIR, MFTG                                      1            488.00          268.40    6/20/95
00265 FF              4 B5    OFFICE CHAIR, MFTG                                      1            488.00          268.40    6/20/95
00265 FF              4 B5    OFFICE CHAIR, MFTG                                      1            488.00          268.40    6/20/95
00266 FF              4 B5    OFFICE CHAIR, MFTG                                      1            488.00          268.40    6/20/95
00266 FF              4 B5    OFFICE CHAIR, MFTG                                      1            488.00          268.40    6/20/95
00267 FF              4 B5    OFFICE CHAIR, MFTG                                      1            488.00            0.00   12/31/90
00267 FF              4 B5    OFFICE CHAIR, MFTG                                      1            488.00            0.00   12/31/90
00268 FF              4 B5    CABINET, MFTG                                           1          1,016.50            0.00   12/31/91
00268 FF              4 B5    CABINET, MFTG                                           1          1,016.50            0.00   12/31/91
00269 FF              4 B5    CABINET, MFTG                                           1          1,016.50            0.00   12/31/91
00269 FF              4 B5    OFFICE DESK, MFTG                                       1          1,980.00          792.00     3/4/95
00270 FF              4 B5    OFFICE DESK, MFTG                                       1          1,980.00          792.00     3/4/95
00270 FF              4 B5    WORK TABLE, MFTG                                        1          2,075.00        1,141.25     3/3/96
00271 FF              4 B5    WORK TABLE, MFTG                                        1          2,075.00        1,141.25     3/3/96
00271 FF              4 B5    WORK TABLE, MFTG                                        1          2,075.00        1,141.25     3/3/96
00272 FF              4 B5    WORK TABLE, MFTG                                        1          4,322.00        3,025.40    11/9/96
00272 FF              4 B5    WORK TABLE, MFTG                                        1          4,322.00        3,025.40    11/9/96

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00273 PM              4 B4    D.I. SYSTEM, TECHNICAL , PW1500,                        1          7,550.00        6,795.00     2/7/98
00274 PM              4 B4    Etching Machine, MFTG, ,                                1      1,771,451.11      531,435.31   12/31/91
00274 PM              4 B4    Filter System, MFTG, ,                                  1         60,000.00       18,000.00   12/31/91
00275 PM              4 B4    Air Scrubber, MFTG, ,                                   1        102,400.00       71,680.00   10/27/95
00275 PM              4 B4    Tape Roller, MFTG, LDB-6010, E95149                     1        100,000.00       80,000.00     5/9/96
00276 PM              4 B3    Chiller, MFTG, ,                                        1         35,000.00        7,000.00   12/31/90
00277 PM              4 B2    T/L Stripping Line, MFTG, ,                             1        650,000.00      195,000.00   12/31/91
00278 PM              4 B2    Electroless Ni/Au Line, MFTG, ,                         1      1,184,300.00      829,010.00    4/12/95
00279 PM              4 A5    D.I. SYSTEM, TECHNICAL , 7710,                          1         47,450.00       47,450.00    8/13/98
00279 PM              4 B1    Oven, MFTG, ,                                           1         37,400.00        3,740.00   12/30/89
00280 PM              4 A4    Chiller, MFTG, ,                                        1         30,000.00        6,000.00   12/31/90
00280 PM              4 A5    D.I. SYSTEM, TECHNICAL, 7710                            1         47,450.00       47,450.00    8/13/98
00280 PM              4 A5    Etchant Make-Up, MFTG, ,                                1         63,850.00       51,080.00     4/2/96
00280 PM              4 A3    Flux M/C, MFTG, ,                                       1         63,194.04       44,235.83     9/5/95
00280 PM              4 A3    HAL M/C, MFTG, ,                                        1        606,170.00      121,234.00   12/31/90
00280 PM              4 A3    HAL Post-Treatment Line, MFTG, , E86                    1        390,000.00            0.00    9/30/87
00280 PM              4 A4    HAL Pretreatment Line, MFTG, HAL-668                    1        383,300.00            0.00    9/30/87
00281 FF              4 A1    Hot water Machine, , 4/F                                1          1,253.00          313.25     4/2/93
00281 PM              4 A3    Unloader, MFTG, ,                                       1         30,000.00       21,000.00    4/28/95
00282 PM              3 E5    Chiller M/C, MFTG, SC010A,                              1         55,000.00            0.00    9/30/87
00282 PM              3 E6    IPA Ultrasonic M/C, MFTG, ESCO,                         1        130,000.00       65,000.00    6/21/93
00283 PM              3 E5    Oven, MFTG, ,                                           1         15,000.00        4,500.00   12/31/91
00283 PM              3 E5    Oven, MFTG, 802,                                        1         15,000.00        4,500.00   12/31/91
00284 PM              3 E4    PEAK STAND MICROSCOPE , QA, 2034-150                    1          6,390.00        3,195.00   10/25/93
00284 PM              3 E5    Plasma, MFTG, C-SERIES, 88                              1        625,560.00      563,004.00    3/31/98
00285 PM              3 E4    DIGIMATIC CALIPER ( 8"), QA, 500-177                    1          3,700.00        2,590.00    1/22/96
00285 PM              3 E4    MITUTOYO DIGITAL CALIPER (6"), QA, 5                    1          2,000.00        1,200.00     9/2/94
00286 PM              3 E4    MITUTOYO DIGITAL MICROMETER, QA, 293                    1         30,742.00       24,593.60   12/31/96
00286 PM              3 E4    Packing M/C, MFTG, ,                                    1         71,510.00       28,604.00    3/31/93
00287 PM              3 E4    Vacuum M/C, MFTG, 55401, 419                            1         33,000.00       19,800.00   12/14/94
00287 PM              3 E4    Vacuum M/C, MFTG, D8941, 4514                           1         36,000.00        3,600.00   12/31/89
00288 FF              3 E4    DESKTOP COMPUTER ,COMPAQ 4/25                           1         23,146.60        5,786.65    3/25/94
00288 FF              3 E4    DOT MATRIX PRINTER ,EPSON EX10                          1          2,340.00        1,989.00     6/1/97
00289 FF              3 E4    DESKTOP COMPUTER ,IBM                                   1         16,800.00            0.00   12/31/89
00289 PM              3 E4    SPI PLUG GAUGE 0.061-0.25, QA, 30-93                    1          3,000.00        1,800.00     3/9/95
00290 PM              3 E4    SPI PLUG GAUGE 0.011-0.060 PLUS, QA,                    1          2,500.00        2,250.00    9/30/97
00290 PM              3 E4    SPI PLUG GAUGE 0.011-0.060, QA, 30-9                    1          2,500.00        2,000.00    8/28/96
00291 PM              3 E4    DIGIMATIC CALIPER ( 12"), QA, 500-17                    1          3,000.00        2,400.00     1/7/97
00291 PM              3 E4    DIGIMATIC MICROMETER, QA, 324-741-30                    1          2,500.00        2,000.00    2/12/97
00292 PM              3 E3    Centric E-Tester, MFTG, CTM2594, H01                    1        100,000.00       30,000.00   12/31/91
00292 PM              3 E4    DIGIMATIC CALIPER ( 6"), QA, 573-205                    1          3,000.00        2,100.00    12/9/95
00293 PM              3 E3    Centric E-Tester, MFTG, CTM1097, A02                    1        320,000.00       64,000.00   10/31/90
00293 FF              3 E2    WORK TABLE, MFTG                                        1          3,500.00        1,925.00   11/25/95
00294 FF              3 E2    WORK TABLE, MFTG                                        1          3,500.00        1,925.00   11/25/95
00294 FF              3 E2    WORK TABLE, MFTG                                        1          3,500.00        1,925.00   11/25/95
00295 FF              3 E2    WORK TABLE, MFTG                                        1          4,322.00        3,025.40    11/9/96
00295 FF              3 E2    WORK TABLE, MFTG                                        1          4,322.00        3,025.40    11/9/96
00296 FF              3 E2    WORK TABLE, MFTG                                        1          4,322.00        3,025.40    11/9/96
00296 FF              3 E2    WORK TABLE, MFTG                                        1          4,322.00        3,025.40    11/9/96
00297 FF              3 E2    WORK TABLE, MFTG                                        1          4,322.00        3,025.40    11/9/96
00297 FF              3 E2    WORK TABLE, MFTG                                        1          4,322.00        3,025.40    11/9/96
00298 PM              3 E2    MULTIMETER, MOD, 21SERIES,                              1          4,332.00        3,032.40    6/26/95
00298 FF              3 E2    WORK TABLE, MFTG                                        1          4,322.00        3,025.40    11/9/96
00299 PM              3 E2    Centric E-Tester, MFTG, CTM1192, A03                    1        180,000.00       90,000.00     2/2/94
00299 PM              3 E2    E-Tester, MFTG, CTM1096, A734                           1         93,800.00       75,040.00    12/1/96
00300 PM              3 E2    E-Tester, MFTG, CTM1097, A0739                          1         80,000.00       56,000.00     1/7/97
00300 PM              3 E2    E-Tester, MFTG, CTM1097, A0740                          1         80,000.00       56,000.00     1/7/97
00301 FF              3 E1    WORK TABLE, MFTG                                        1          3,000.00        1,650.00    4/28/95
00301 FF              3 E1    WORK TABLE, MFTG                                        1          3,000.00        1,650.00    4/28/95
00302 FF              3 E1    WORK TABLE, MFTG                                        1          3,000.00        1,650.00    4/28/95

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00302 FF              3 E1    WORK TABLE, MFTG                                        1          3,000.00        1,650.00    4/28/95
00303 FF              3 E1    WORK TABLE, MFTG                                        1          3,200.00          800.00   12/14/93
00303 FF              3 E1    WORK TABLE, MFTG                                        1          3,200.00          800.00   12/14/93
00304 FF              3 E1    WORK TABLE, MFTG                                        1          2,340.00        1,989.00    6/20/97
00304 FF              3 E1    WORK TABLE, MFTG                                        1          3,500.00        1,925.00   11/25/95
00304 FF              3 E1    WORK TABLE, MFTG                                        1          3,500.00        1,925.00   11/25/95
00305 FF              3 E1    WORK TABLE, MFTG                                        1          2,340.00        1,989.00    6/20/97
00305 FF              3 E1    WORK TABLE, MFTG                                        1          8,500.00        7,225.00     8/6/97
00306 FF              3 E1    WORK TABLE, MFTG                                        1          2,340.00        1,989.00    6/20/97
00306 FF              3 E1    WORK TABLE, MFTG                                        1          2,340.00        1,989.00    6/20/97
00307 FF              3 E1    WORK TABLE, MFTG                                        1          2,340.00        1,989.00    6/20/97
00307 FF              3 E1    WORK TABLE, MFTG                                        1          2,340.00        1,989.00    6/20/97
00308 PM              3 E1    Centric E-Tester, MFTG, PCC100, A011                    1        145,000.00       43,500.00   12/31/91
00308 FF              3 E1    WORK TABLE, MFTG                                        1          2,340.00        1,989.00    6/20/97
00309 PM              3 E1    Scoring Comparator, MFTG, ,                             1        586,970.00      234,788.00    3/31/93
00309 PM              3 E1    Vacuum M/C, MFTG, ,                                     1         30,000.00       12,000.00    3/31/93
00309 PM              3 E1    V-Cutting M/C, MFTG, VC466, E8873                       1         45,000.00        9,000.00   12/31/90
00310 PM              3 E1    Vacuum M/C, MFTG, 3507W, 51R66B                         1         37,000.00       18,500.00    12/5/93
00311 FF              3 D4    WORK TABLE, MFTG                                        1          3,000.00            0.00   12/31/90
00312 PM              3 D4    DIGITAL CALIPER ( 8" ), QA, 500-229-                    1          2,500.00        1,500.00    6/28/94
00313 PM              3 D4    X-Ray Imaging Camera, MFTG, RTX113,                     1        407,639.53      244,583.72     1/1/95
00314 PM              3 D4    PLUG GAUGE ( 0.011-0.060 ), QA, 30-9                    1          2,500.00        2,000.00    8/28/96
00315 PM              3 D3    Dynamotion / ATI, MFTG, 421ML, 421ML                    1      1,329,900.00      664,950.00     3/1/94
00316 PM              3 D2    Dynamotion / ATI, MFTG, 421ML, 421ML                    1      1,351,621.24      675,810.63    1/31/94
00317 PM              3 D1    40 Ton Punching M/C, MFTG, J23/40, 4                    1         56,180.00       22,472.00    3/31/93
00318 PM              3 D1    63 Ton Punching M/C, MFTG, J23/63, 1                    1         56,687.00       22,674.80    3/31/93
00321 PM              3 D1    V-Cutting M/C, MFTG, MULTI, 0790289                     1        324,692.50       97,407.75   12/31/91
00322 FF              3 C5    WORK TABLE, MFTG                                        1          3,000.00            0.00   12/31/90
00323 FF              3 C5    CABINET, MFTG                                           1            890.00            0.00   12/31/90
00328 FF              3 C5    CABINET, MFTG                                           1            890.00            0.00   12/31/90
00329 FF              3 C5    CABINET, MFTG                                           1            890.00            0.00   12/31/90
00330 FF              3 C5    CABINET, MFTG                                           1            890.00            0.00   12/31/90
00331 PM              3 C4    Dynamotion Drilling M/C, MFTG, DM950                    1      2,402,400.00    1,201,200.00     3/1/94
00332 PM              3 C4    Dynamotion Drilling M/C, MFTG, SIX-P                    1      2,398,780.00    1,919,024.00    9/24/96
00332 PM              3 C4    SOLID STATE AC STABILISER                               1         23,000.00        4,600.00   12/31/90
00333 PM              3 C3    Dynamotion Drilling M/C, MFTG, SIX-P                    1      2,400,640.00    1,920,512.00    1/15/97
00333 PM              3 C2    Guide Hole Drill, MFTG, 802F, 4607                      1         64,763.40        6,476.34   12/31/89
00334 PM              3 C2    Excellon, MFTG, EX300DR, 229                            1        762,060.00       76,206.00   12/31/89
00335 PM              3 B5    Dynamotion Drilling M/C, MFTG, DM950                    1      2,424,121.25    1,212,060.63    1/31/94
00335 PM              3 B5    WATFORD AC STABILISER #EM6H-3P-S12-380-50S              1        102,000.00       51,000.00     2/2/94
00336 PM              3 B4    D.I. SYSTEM                                             1         18,800.00       16,920.00     2/7/98
00336 PM              3 B4    D.I. SYSTEM, TECHNICAL , ,                              1        811,048.00      324,419.19    3/31/93
00337 PM              3 B4    D.I.SYSTEM                                              1         18,800.00       16,920.00     2/7/98
00338 PM              3 B4    Dynamotion Drilling M/C, MFTG, 2420-                    1      1,194,433.20      836,103.25    8/29/95
00338 PM              3 B4    Dynamotion Drilling M/C, MFTG, SIX-P                    1      2,398,780.00    1,919,024.00    9/24/96
00338 PM              3 B4    Fuji (Dust Vacuum), MFTG, FV300RF3,                     1         40,000.00       28,000.00     9/8/95
00338 FF              3 B4    WORK TABLE, MFTG                                        1          3,000.00            0.00   12/31/90
00338 FF              3 B4    WORK TABLE, MFTG                                        1          3,000.00            0.00   12/31/90
00339 PM              3 B3    Dynamotion Drilling M/C, MFTG, SIX-P                    1      2,400,640.00    1,920,512.00    1/15/97
00339 PM              3 B4    WATFORD CONTROL SOLID STATE AC STABILISER               1         19,000.00        1,900.00   12/31/89
00340 PM              3 B2    Air Compressor, MFTG, Hitachi OSP-22                    1         20,000.00        4,000.00   12/31/90
00340 PM              3 B2    Air Dryer, MFTG, Hitachi HDN-50,                        1         16,700.00        3,340.00   12/31/90
00341 PM              3 B2    Air Dryer, MFTG, SMC IDF37C1,                           1         27,520.00       16,512.00     1/9/95
00342 PM              3 B2    ACL Panel Saw (R & D item), MFTG, ,                     1      1,662,009.65    1,495,808.63    6/27/97
00342 PM              3 B2    Air Dryer, MFTG, Hitachi RD15DAC,                       1          9,000.00        1,800.00   12/31/90
00342 FF              3 B1    Hot water Machine, , 3/F                                1          1,253.00          125.30    3/31/93
00342 PM              3 A4    SAND FILTER, TECHNICAL , ,                              2        150,000.00       60,000.00    3/31/93
00343 PM              3 A4    CFM-3307 CENTRAL SYSTEM                                 1         27,000.00       16,200.00    7/14/94
00344 PM              3 A4    CFM CENTRAL VACUUM CLEANER #32N5880Y                    1        138,000.00       69,000.00     2/2/94

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00344 PM              3 A4    WATER PUMPS WITH ELECTRICAL MOTORS                      2         44,556.30       13,366.89   12/31/91
00345 PM              3 A4    Immersion                                               1         44,000.00       17,600.00    3/31/93
00346 PM              3 A4    'Karcher' T3011 vacuum cleaner                          1         44,000.00       13,200.00   12/31/91
00346 PM              3 A4    Vacuum cleaner 'Karcher' T3011                          1         44,000.00       13,200.00   12/31/91
00347 PM              3 A4    Vacuum cleaner 'Norcher' T3011                          1         44,000.00       13,200.00   12/31/91
00347 PM              3 A4    Waste Water Treatment Plant                             1      3,200,000.00    1,600,000.00   12/31/93
00348 PM              3 A2    Air Compressor, MFTG, Pack Pal 40HP,                    1         17,500.00       12,250.00   12/31/95
00348 PM              3 A2    Air Compressor, MFTG, Pack Pal 40HP,                    1         25,000.00       17,500.00   12/31/95
00348 PM              3 A3    T/L  Plating Line, MFTG, ,                              1         37,700.00       30,160.00    11/6/96
00349 PM              3 A2    Air Compressor, MFTG, Hitachi OSP-15                    1        100,000.00       70,000.00   12/31/95
00350 PM              3 A2    Air Compressor, MFTG, Sullair Rotary                    1        166,566.00       99,939.60    1/14/95
00351 PM              3 A2    Air Dryer, MFTG, DXB60 Hiross Refrig                    1         26,787.75       13,393.88    6/14/93
00352 PM              3 A2    Air Dryer, MFTG, SMC IDF37C1,                           1         27,520.00       16,512.00     1/9/95
00352 PM              1 E6    Wysong 52" power shear, MFTG, ,                         1         27,300.00       13,650.00   12/17/93
00353 PM              1 E6    BD. THK. measurement M/C( Overarm mi                    1         64,935.00       38,961.00    3/20/95
00354 PM              1 E3    Copper Foil Cutter, MFTG, FD-54, 119                    1         40,014.00       24,008.40   10/18/94
00354 PM              1 E3    CU. Foil Puncher, MFTG, , PPP-0177                      1         50,000.00       25,000.00    3/31/94
00354 PM              1 E4    Hot Press M/C, MFTG, ,                                  1      3,364,844.09    1,345,937.63    3/31/93
00354 PM              1 E3    Load/unloader 0.5T, MFTG, 1994, 0068                    1         45,100.00       27,060.00     2/9/95
00354 PM              1 E4    Steel Plate Scrubbing M/C, MFTG, DBS                    1        179,817.30      107,890.38   11/14/94
00355 PM              1 E2    D/F Laminator, MFTG, ,                                  1         69,420.00       41,652.00    9/28/94
00357 PM              1 E2    Vacuum Applicator, MFTG, VACUUMEX-24                    1        500,000.00      350,000.00   12/31/95
00358 PM              1 E1    Chemical Cleaning Line, MFTG, ,                         1        708,112.12      424,867.28     3/6/95
00358 FF              1 E2    File Cabinet PC-SR 48                                   1          3,800.00                   11/13/98
00358 FF              1 E2    Film Carbinet, PC-SR 48                                 1          3,800.00                   11/13/98
00358 PM              1 E2    MICRO KLEAN, MOD                                        1         66,000.00       39,600.00    9/26/94
00359 PM              1 E1    Developing Line, MFTG, ,                                1        869,902.61      608,931.81    7/19/95
00359 PM              1 D6    Eurasia 603 Oven, MFTG, ,                               1         14,500.00        8,700.00    9/19/94
00359 PM              1 D4    Steel Plate Rack, MFTG, ,                               1          1,000.00            0.00    9/30/86
00360 PM              1 D2    Exposure M/C, MFTG, AP30-5000POWER P                    1        548,102.10      328,861.28     3/6/95
00361 PM              1 D2    Portable Clean Room, MFTG, ,                            1         75,000.00       52,500.00     6/3/95
00362 PM              1 D1    Chiller, MFTG, ,                                        1         13,600.00        8,160.00     6/9/94
00362 FF              1 C5    DESKTOP COMPUTER                                        1          8,003.00        4,401.65    9/26/95
00362 FF              1 C5    LASER PRINTER ,HP4L                                     1          4,200.00        1,050.00    3/25/94
00362 PM              1 D2    Micro Clean, MFTG, 24XD,                                1         80,000.00       80,000.00    6/30/98
00363 FF              1 C5    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00364 FF              1 C5    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00365 FF              1 C5    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00366 FF              1 C5    LASER PRINTER ,HP6L                                     1          3,680.00        3,128.00    7/28/97
00367 PM              1 C5    PLANARIZATION MACH - HOLE PLUGGING INK REMOVAL LIN      1      2,754,070.00                    12/1/98
00368 FF              1 C5    WORK TABLE, MFTG                                        1          1,215.00        1,032.75     8/6/97
00369 FF              1 C5    CABINET, MFTG                                           1          1,252.20            0.00   12/31/91
00370 FF              1 C5    OFFICE CHAIR, MFTG                                      1            512.00          204.80    2/21/95
00371 FF              1 C5    OFFICE CHAIR, MFTG                                      1            652.00          260.80    3/31/95
00372 FF              1 C5    OFFICE CHAIR, MFTG                                      1            652.00          260.80    3/31/95
00373 FF              1 C5    OFFICE CHAIR, MFTG                                      1            652.00          260.80    3/31/95
00374 FF              1 C5    OFFICE CHAIR, MFTG                                      1            652.00          260.80    3/31/95
00375 FF              1 C5    OFFICE CHAIR, MFTG                                      1            652.00          260.80    3/31/95
00376 FF              1 C5    OFFICE CHAIR, MFTG                                      1            652.00          260.80    3/31/95
00377 FF              1 C5    CABINET, MFTG                                           1          1,252.20            0.00   12/31/91
00378 FF              1 C5    CABINET, MFTG                                           1          1,252.20            0.00   12/31/91
00379 FF              1 C5    CABINET, MFTG                                           1          1,252.20            0.00   12/31/91
00380 FF              1 C5    CABINET, MFTG                                           1          1,252.20            0.00   12/31/91
00382 FF              1 C5    CABINET, MFTG                                           1          4,800.00        3,360.00    5/15/96
00383 FF              1 C5    CABINET, MFTG                                           1          1,016.50            0.00   12/31/91
00384 FF              1 C5    CABINET, MFTG                                           1          1,016.50            0.00   12/31/91
00385 FF              1 C5    WORK TABLE, MFTG                                        1          1,215.00        1,032.75     8/6/97
00386 FF              1 C5    WORK TABLE, MFTG                                        1          1,215.00        1,032.75     8/6/97
00387 FF              1 C5    WORK TABLE, MFTG                                        1          1,215.00        1,032.75     8/6/97

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00388 FF              1 C5    WORK TABLE, MFTG                                        1          1,215.00        1,032.75     8/6/97
00389 FF              1 C5    WORK TABLE, MFTG                                        1          1,215.00        1,032.75     8/6/97
00390 FF              1 C5    WORK TABLE, MFTG                                        1          1,215.00        1,032.75     8/6/97
00391 FF              1 C5    Copy Machine, Ricoh FT4215, Manufacturing Office -      1         19,895.00       10,942.25    5/22/95
00391 FF              1 C4    OFFICE DESK, TECHNICAL                                  1          1,538.40            0.00   12/31/91
00392 FF              1 C4    OFFICE DESK, TECHNICAL                                  1          1,584.00          396.00    8/12/93
00392 FF              1 C4    OFFICE DESK, TECHNICAL                                  1          1,584.00          396.00    8/12/93
00393 FF              1 C4    OFFICE DESK, TECHNICAL                                  1          1,584.00          396.00    8/12/93
00393 FF              1 C4    OFFICE DESK, TECHNICAL                                  1          1,584.00          396.00    8/12/93
00394 FF              1 C4    OFFICE DESK, TECHNICAL                                  1          1,584.00          396.00    8/12/93
00394 FF              1 C4    WORK TABLE, TECHNICAL                                   1          3,600.00        1,440.00    9/16/94
00395 PM              1 C4    CAM STATION 1, TECHNICAL, SPARC 20,                     1         40,517.00       20,258.50     8/2/93
00395 PM              1 C4    CAM STATION 2, TECHNICAL, SPARC 5, 5                    1         45,822.00       22,911.00   10/11/93
00396 PM              1 C4    AOI DATA PREPARATION STATION, TECHNI                    1         29,842.00       14,921.00     8/2/93
00397 FF              1 C4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00397 PM              1 C4    PEN PLOTTER, TECHNICAL, GP3105, 3031                    1         40,000.00       20,000.00     8/2/93
00398 FF              1 C4    LASER PRINTER ,HP5L                                     1          3,900.00        2,730.00    8/13/96
00398 PM              1 C4    SILVER FILM DEVELOPER                                   1        250,000.00      175,000.00    6/30/95
00399 FF              1 C4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00399 FF              1 C4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00400 FF              1 C4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00400 FF              1 C4    IBM PS/2 COMPUTER Model 55 SX                           1         29,986.90            0.00   12/31/89
00401 FF              1 C4    DESKTOP COMPUTER                                        1          6,000.00        6,000.00    12/1/98
00401 FF              1 C4    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00402 FF              1 C4    AST 386SX COMPUTER                                      1         20,000.00            0.00   12/31/89
00402 FF              1 C4    DESKTOP COMPUTER                                        1          6,000.00        6,000.00    12/1/98
00402 FF              1 C3    OFFICE DESK, TECHNICAL                                  1          1,538.40            0.00   12/31/91
00403 FF              1 C3    OFFICE DESK, TECHNICAL                                  1          1,538.40            0.00   12/31/91
00403 FF              1 C3    OFFICE DESK, TECHNICAL                                  1          1,538.40            0.00   12/31/91
00404 FF              1 C3    CABINET, TECHNICAL                                      1            870.00          478.50   12/22/95
00404 FF              1 C3    CABINET, TECHNICAL                                      1            870.00          478.50   12/22/95
00404 FF              1 C3    CABINET, TECHNICAL                                      1            870.00          478.50     9/4/95
00404 FF              1 C3    CABINET, TECHNICAL                                      1            870.00          478.50     9/4/95
00404 FF              1 C3    CABINET, TECHNICAL                                      1            870.00          478.50     9/4/95
00405 FF              1 C3    CABINET, TECHNICAL                                      1            852.00            0.00   12/31/90
00406 FF              1 C3    OFFICE DESK, TECHNICAL                                  1          1,350.00            0.00    9/30/86
00406 FF              1 C3    OFFICE DESK, TECHNICAL                                  1          1,350.00            0.00    9/30/86
00407 FF              1 C3    OFFICE CHAIR, TECHNICAL                                 1            488.00          268.40    6/20/95
00408 FF              1 C3    CABINET, TECHNICAL                                      1            940.00            0.00   12/31/90
00408 FF              1 C3    CABINET, TECHNICAL                                      1          1,282.50            0.00   12/31/89
00409 PM              1 C2    AIR THERMOMETER, TECHNICAL , 307L, 1                    1          3,500.00        1,750.00    8/11/93
00409 FF              1 C3    CABINET, TECHNICAL                                      1          1,115.00          613.25    8/15/95
00409 FF              1 C3    CABINET, TECHNICAL                                      1          1,115.00          613.25    8/15/95
00409 FF              1 C3    CABINET, TECHNICAL                                      1          1,655.00          413.75    5/21/93
00409 FF              1 C3    CABINET, TECHNICAL                                      1          1,655.00          413.75    5/21/93
00409 FF              1 C3    CABINET, TECHNICAL                                      1          1,780.00          979.00     8/2/95
00409 FF              1 C3    CABINET, TECHNICAL                                      1          2,000.00            0.00   12/31/91
00409 FF              1 C3    CABINET, TECHNICAL                                      1          2,000.00            0.00   12/31/91
00409 FF              1 C3    CABINET, TECHNICAL                                      1          2,900.00          725.00   11/18/93
00409 FF              1 C3    DESKTOP COMPUTER                                        1         15,300.00        3,825.00    10/8/93
00409 PM              1 C2    DIAL CALIPER, TECHNICAL , 500-505-50                    1          2,900.00        1,450.00    11/1/93
00409 PM              1 C2    DIGITAL THERMOMETER, TECHNICAL , YF-                    1          4,000.00        2,800.00   12/31/95
00409 PM              1 C2    FILTRATION PUMP, TECHNICAL , S-ALLAS                    1          2,946.00        1,767.60    1/27/95
00409 PM              1 C2    LASER PARTICLE COUNTER, TECHNICAL ,                     1         15,000.00       10,500.00     3/6/96
00409 FF              1 C3    NOTICE BOARD, TECHNICAL                                 1            780.00            0.00    9/30/88
00409 FF              1 C2    OFFICE DESK, TECHNICAL                                  1          1,028.00          565.40     9/2/95
00409 FF              1 C2    OFFICE DESK, TECHNICAL                                  1          1,028.00          565.40     9/2/95
00409 FF              1 C2    OFFICE DESK, TECHNICAL                                  1          1,310.00        1,113.50    5/20/97
00409 FF              1 C2    OFFICE DESK, TECHNICAL                                  1          1,310.00        1,113.50    5/20/97
00409 FF              1 C2    OFFICE DESK, TECHNICAL                                  1          1,640.00        1,394.00    5/20/97

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00409 FF              1 C2    OFFICE DESK, TECHNICAL                                  1          1,640.00        1,394.00    5/20/97
00409 FF              1 C2    OFFICE DESK, TECHNICAL                                  1          1,640.00        1,394.00    5/20/97
00409 FF              1 C2    OFFICE DESK, TECHNICAL                                  1          1,640.00        1,394.00    5/20/97
00409 FF              1 C2    OFFICE DESK, TECHNICAL                                  1          3,600.00        1,440.00    9/16/94
00409 PM              1 C2    RADIATION METER, TECHNICAL , MONITOR                    1          7,000.00        4,900.00   12/31/95
00409 PM              1 C2    THERMEMETER, TECHNICAL , 52 K/J, 620                    1          2,650.00        1,060.00    3/31/93
00409 PM              1 C2    UV RADIOMETER, TECHNICAL , 500, 5001                    1          7,000.00        4,900.00   12/31/95
00410 PM              1 C2    Cu. THK. Measurement M/C & Printer,                     1         67,650.00       67,650.00     5/1/98
00410 FF              1 C2    OFFICE CHAIR, TECHNICAL                                 1            488.00          268.40    6/20/95
00411 FF              1 C2    CABINET, TECHNICAL                                      1            852.00            0.00   12/31/90
00411 FF              1 C2    CABINET, TECHNICAL                                      1            940.00            0.00   12/31/90
00412 FF              1 C2    CABINET, TECHNICAL                                      1            852.00            0.00   12/31/90
00412 FF              1 C2    CABINET, TECHNICAL                                      1          2,000.00            0.00   12/31/91
00413 FF              1 C2    DESKTOP COMPUTER                                        1          8,400.00        5,880.00    2/19/97
00416 FF              1 C2    DESKTOP COMPUTER                                        1          8,400.00        3,360.00     8/1/94
00417 FF              1 C2    CABINET, TECHNICAL                                      1          2,000.00            0.00   12/31/91
00418 FF              1 B6    Attendance Recorder, Maruzen, 1/F                       1          4,520.00            0.00   12/31/90
00419 FF              1 B5    CABINET, MFTG                                           1          1,252.20            0.00   12/31/91
00420 FF              1 B5    OFFICE DESK, MFTG                                       1          1,470.00          808.50     9/2/95
00421 FF              1 B5    OFFICE CHAIR, MFTG                                      1            652.00          260.80    3/31/95
00422 FF              1 B5    OFFICE CHAIR, MFTG                                      1            652.00          260.80    3/31/95
00423 FF              1 B5    OFFICE CHAIR, MFTG                                      1            652.00          260.80    3/31/95
00424 FF              1 B5    CABINET, MFTG                                           1          1,252.20            0.00   12/31/91
00425 FF              1 B5    CABINET, MFTG                                           1          1,252.20            0.00   12/31/91
00426 FF              1 B5    CABINET, MFTG                                           1          1,252.20            0.00   12/31/91
00427 FF              1 B5    OFFICE DESK, MFTG                                       1          1,470.00          808.50     9/2/95
00428 PM              1 B4    LASER PHOTO PLOTTER, TECHNICAL, 9270                    1      1,160,850.00      812,595.00    12/4/95
00439 PM              1 B4    CONTACT PRINTER, TECHNICAL, P-615-F,                    1         64,700.00       25,880.00    3/31/93
00451 PM              1 B2    AOI, MFTG, ,                                            1      1,520,574.20    1,216,459.38    11/6/96
00451 PM              1 B3    Opti-Line PE, MFTG, Opti-Line PE, OP                    1      1,205,707.60      723,424.56     2/9/95
00452 PM              1 B2    Etching Line, MFTG, ,                                   1      1,068,821.71      961,939.56   12/22/97
00452 PM              1 B2    Wire Bonding, MFTG, ,                                   1         38,102.80            0.00    9/30/86
00453 PM              1 B2    D/F Stripping M/C, MFTG, ,                              1      1,228,407.50      737,044.50     3/6/95
00453 PM              1 B2    STAND MICROSCOPE, QA,  ,                                1          5,000.00        4,500.00    3/12/98
00454 PM              1 B1    Oven, MFTG, ,                                           1         36,500.00       21,900.00    3/27/95
00454 FF              1 A6    TABLE, 1/F TRAINING CENTRE                              1          1,080.00          594.00   12/15/95
00455 a327            1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00455 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00456 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00456 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00457 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00457 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00458 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00458 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00459 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00459 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00460 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00460 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00461 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00461 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00462 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00462 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00463 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00463 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00464 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00464 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00465 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00466 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00466 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00467 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00467 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00468 FF              1 A6    CHAIR , 1/F TRAINING CENTRE                             1            118.00           64.90   12/15/95
00468 FF              1 A6    TV, Hitachi, Training Centre - 1/F                      1          3,450.00            0.00   12/31/90
00469 FF              1 A6    Projector, 3M, Training Centre - 1/F                    1          2,720.00          272.00    3/31/93
00469 FF              1 A6    Video Recorder, Sharp, Training Centre - 1/F            1          4,399.00            0.00   12/31/90
00470 FF              1 A6    TABLE, 1/F TRAINING CENTRE                              1          1,080.00          594.00   12/15/95
00470 FF              1 A6    TABLE, 1/F TRAINING CENTRE                              1          1,080.00          594.00   12/15/95
00471 FF              1 A6    TABLE, 1/F TRAINING CENTRE                              1          1,080.00          594.00   12/15/95
00471 FF              1 A6    Water dispenser, Watson's, Training Centre - 1/F        1          3,160.00        1,264.00    1/27/95
00472 PM              1 A5    Chiller, MFTG, ,                                        1         55,675.00       38,972.50    5/30/95
00472 PM              1 A5    Prepreg Cutter, MFTG, FD-54, 1094                       1         48,804.80       29,282.88   10/18/94
00473 PM              1 A5    Prepreg Punch, MFTG, HD Prepreg Punc                    1         50,000.00       30,000.00     2/9/95
00473 PM              1 A5    Refrigerator, MFTG, ,                                   1         75,000.00       52,500.00    9/14/95
00474 PM              1 A4    D.I. SYSTEM, TECHNICAL , P50,                           1         43,000.00       30,100.00    5/18/95
00474 PM              1 A3    Entek Line, MFTG, ,                                     1        463,050.00      416,745.00     6/1/97
00475 PM              1 A2    Black Oxide M/C, MFTG, ,                                1        570,910.00      342,546.00    3/31/95
00475 PM              1 A2    PAL fume scrubber with 2 HP motor in                    1         58,000.00       34,800.00    11/2/94
00476 FF              1 A2    DESKTOP COMPUTER ,COMPAQ 4/25                           1         23,146.60        5,786.65    3/25/94
00476 VE              0 00    Range Rover, DX6698, Jerry Smith (General Manager)      1        807,574.00      403,787.00    1/11/94
00477 LH              0 00    Socket                                                            61,826.00            0.00    3/31/93
00478 LH              0 00    Brick wall                                                       122,090.00            0.00    3/31/93
00479 LH              0 00    Drop ceiling and floor                                           184,790.00            0.00    3/31/93
00480 LH              0 00    Toilet                                                            25,000.00            0.00    3/31/93
00481 LH              0 00    Balcony                                                          142,000.00            0.00    3/31/93
00483 LH              0 00    PCM Office                                                        18,000.00            0.00    3/31/93
00484 VE              0 00    Ford Econovan 2.2L, HC4481, Co. Van                     1        133,884.00      107,107.20     1/5/97
00485 LH              0 00    Levelling flooring                                               258,554.00            0.00    3/31/93
00486 LH              0 00    Concrete floor                                                    15,400.00            0.00    3/31/93
00487 FF              0 00    Motorola Star Tac J, 90941333, Michael Gardiner (C                 4,370.00        3,714.50     5/8/97
00488 LH              0 00    Water pipe                                                         4,750.00            0.00    3/31/93
00489 FF              0 00    Motorola Star Tac , 90969022, Michael Oswald (Pres                 3,540.00        2,478.00    3/14/97
00490 LH              0 00    Sprinkle heads                                                     7,200.00            0.00    3/31/93
00491 FF              0 00    Motorola Star Tac J, 90256555, Nerissa de Ramos (A                 4,370.00        3,714.50     5/8/97
00492 LH              0 00    Curtain and vertical blind                                        11,014.00            0.00    3/31/93
00493 FF              0 00    Motorola Star Tac J, 90332769, Jerry Smith (Genera                 3,200.00        2,720.00   11/13/97
00494 LH              0 00    Electrical Installation                                          756,150.00            0.00    3/31/93
00495 FF              0 00    Motorola, 90352599, Tom Dineen (Marketing)                         3,300.00        2,805.00     4/5/97
00496 LH              0 00    Carpet (replacement)                                              21,868.00            0.00    3/31/93
00497 FF              0 00    Ericsson, 90920978, Cecilia Ying (Executive Secret                 4,950.00        3,465.00    5/16/96
00498 LH              0 00    Aluminium partitioner                                            452,253.00            0.00    3/31/93
00499 FF              0 00    Motorola GL-87, 90917236, Ken Chan (Senior Sales &                 3,490.00        2,966.50     9/9/97
00500 FF              0 00    Motorola, 94621994, Kam Ching (Product Engineer II                 3,300.00        2,805.00     4/5/97
00500 LH              0 00    Tube basin                                                       192,090.00            0.00    3/31/93
00501 LH              0 00    Engineering consultancy fee                                      196,069.00            0.00    3/31/93
00502 FF              0 00    Motorola Star Tac , 90308619, Lee Lap Wai (Manufac                 2,915.00        2,477.75     7/1/97
00503 LH              0 00    Water blockade                                                    38,321.00            0.00    3/31/93
00504 FF              0 00    Ericsson, 90339363, Victoria Wong (Administration                  3,500.00        2,975.00    10/7/97
00505 LH              0 00    Steel plate on Godown floor                                       14,310.00            0.00    3/31/93
00506 FF              0 00    Motorola, 91062667, Driver                                         3,300.00        1,815.00     1/1/96
00507 LH              0 00    Exhaust duct                                                      68,500.00            0.00    3/31/93
00508 FF              0 00    Motorola, 94604610, Security                                       4,250.00        2,975.00    12/2/96
00509 LH              0 00    Windows                                                           35,000.00            0.00    3/31/93
00510 FF              0 00    Motorola, 94604611, Warren Tse (Product Developmen                 4,250.00        2,975.00    12/2/96
00511 LH              0 00    Electricity and water installa                                   636,510.00            0.00    3/31/93
00511 LH              0 00    Factory decoration                                               681,600.00            0.00    3/31/93
00512 LH              0 00    Installation of air-conditioni                                    64,600.00            0.00    3/31/93
00512 LH              0 00    Wooden coverage                                                   20,430.00            0.00    3/31/93
00513 LH              0 00    Door                                                              30,300.00            0.00    3/31/93
00513 LH              0 00    Ventilation fan installation                                       5,200.00            0.00    3/31/93
00514 LH              0 00    Ducting and louvre                                                45,500.00            0.00    3/31/93

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00514 LH              0 00    Electrical pipe                                                   32,529.00            0.00    3/31/93
00515 LH              0 00    Connected 8" PVC Pipe for 3 to                                    59,500.00       11,900.00    10/6/93
00515 LH              0 00    Construct Wooden Rack for Prod                                    24,000.00        4,800.00    4/30/93
00515 LH              0 00    Construction of Air-conditioni                                    60,000.00       12,000.00     7/6/93
00515 LH              0 00    Construction of Sliding Door                                       8,500.00        1,700.00     6/7/93
00515 LH              0 00    Constuction of "Ramp" Between                                      3,800.00          760.00    8/23/93
00515 LH              0 00    Epoxy Painting 5/F                                                15,050.00        3,010.00    9/14/93
00515 LH              0 00    Install Access Panels on G/F C                                    45,600.00        9,120.00     7/6/93
00515 LH              0 00    Platform for Ext. of Copper Pl                                     7,000.00        1,400.00     9/4/93
00515 LH              0 00    Supply & Install Sun Control W                                    13,319.00        2,663.80     5/5/93
00516 LH              0 00    Electric Switch Box & Installa                                     3,000.00          600.00   10/25/93
00516 LH              0 00    Electric Works for 3/F Drillin                                    34,535.60        6,907.12   10/25/93
00516 LH              0 00    Epoxy Painting 4/F                                                17,692.50        3,538.50    9/18/93
00516 LH              0 00    Installation of Sprinkler Head                                    34,560.00        6,912.00   10/25/93
00516 LH              0 00    Metal Rail Fance at 3/F                                           15,000.00        3,000.00    9/29/93
00516 LH              0 00    Partition for Switch Control B                                     5,500.00        1,100.00    7/12/93
00516 LH              0 00    Partitioning to Wet Film at 4/                                    45,000.00        9,000.00    9/29/93
00517 LH              0 00    Additional of Sprinkler Heads                                      7,344.00        1,468.80     2/2/94
00517 LH              0 00    Additional of sprinkler heads                                     17,712.00       12,398.40     8/4/96
00517 LH              0 00    Additional of Sprinkler Leads                                      6,048.00        1,209.60     2/2/94
00517 LH              0 00    Constraction of doors & partit                                   169,000.00       67,600.00    4/30/94
00517 LH              0 00    Construction of Room Near Trea                                     8,500.00        1,700.00    3/21/94
00518 LH              0 00    3/F Oven exhaust system                                            7,500.00        3,000.00    4/30/94
00518 LH              0 00    additional of sprinkier heads                                     30,880.00       12,352.00     8/4/94
00518 LH              0 00    Additional of sprinter heads a                                    15,120.00        6,048.00     5/5/94
00518 LH              0 00    Install a/c pipes following                                       52,427.40       20,970.96     8/4/94
00518 LH              0 00    National FY-140G ventilating f                                     9,000.00        3,600.00    4/30/94
00518 LH              0 00    National FY-170G ventilating f                                     4,500.00        1,800.00    4/30/94
00519 LH              0 00    install air-dusts                                                 13,200.00        5,280.00    5/31/94
00519 LH              0 00    Made door open at exit full he                                     2,600.00        1,040.00    5/19/94
00519 LH              0 00    To supply and install water pi                                     9,500.00        3,800.00    5/31/94
00520 LH              0 00    Construct a sliding door at 4/                                     4,000.00        1,600.00    5/20/94
00520 LH              0 00    Constructing platform at 5/F g                                    10,500.00        4,200.00    8/22/94
00520 LH              0 00    Construction work on directors                                    31,287.00       12,514.80    8/20/94
00520 LH              0 00    Sliding door for 3/F housing o                                     9,100.00        3,640.00    5/20/94
00521 LH              0 00    3/F exhaust sept for vacuum cl                                     7,200.00        2,880.00    9/27/94
00521 LH              0 00    Addition of security camera on                                    13,330.00        5,332.00    6/10/94
00521 LH              0 00    Drain pipe through floor slat                                      2,500.00        1,000.00    9/27/94
00521 LH              0 00    Electrical installation at 4/5                                   105,135.00       42,054.00    8/30/94
00521 LH              0 00    Electronical power connection                                      7,800.00        3,120.00    9/30/94
00521 LH              0 00    National propoler fan & exhaus                                     7,800.00        3,120.00    9/27/94
00521 LH              0 00    Stainless steel door on 1/F ex                                    28,500.00       11,400.00    6/10/94
00521 LH              0 00    Supply and install aluminium f                                    11,410.00        2,282.00     1/9/94
00522 LH              0 00    Sewer modification for Yee Po                                     12,000.00        4,800.00    6/10/94
00523 LH              0 00    Notice board for Reception are                                     6,500.00        2,600.00    6/10/94
00524 LH              0 00    Water Supply & drainerge pipe                                     17,550.00        7,020.00    6/10/94
00525 LH              0 00    20 HP Mitsubishi DAIYA OP208E6                                    68,000.00       27,200.00   10/10/94
00526 LH              0 00    Co. Logo for Reception & Micha                                    24,000.00        9,600.00   10/15/94
00527 LH              0 00    Working Table                                                      3,200.00        1,280.00   10/16/94
00528 LH              0 00    Ceiling Speaker & installation                                     4,500.00        1,800.00   10/21/94
00529 LH              0 00    Lamp                                                               3,200.00        1,280.00   10/22/94
00530 LH              0 00    Installation CHG for Reception                                     4,500.00        1,800.00   10/25/94
00531 LH              0 00    Marble & abrasion chg for rece                                     3,210.00        1,284.00   10/25/94
00532 LH              0 00    Trolley & Table                                                   46,000.00       18,400.00   10/27/94
00533 LH              0 00    Repair the damaged floor layer                                    60,603.50       12,120.70    2/11/94
00534 LH              0 00    Electrical installation at 3/F                                    81,500.00       32,600.00    7/11/94
00535 LH              0 00    Supply & install piping C/W ga                                     4,600.00        1,840.00    7/11/94
00536 LH              0 00    Construct aluminium frame part                                    49,399.00       19,759.60   11/16/94
00537 LH              0 00    Pipe & fittings from 1/F to 3/                                    13,930.00        5,572.00   10/11/94
00541 LH              0 00    Additional of sprinker head fo                                     9,710.00        1,942.00    1/12/94

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00542 LH              0 00    4/F Installation of additional                                    10,300.00        4,120.00    7/12/94
00545 LH              0 00    Ceiling, door, panel glass par                                   694,297.00      277,718.81    7/12/94
00661 LH              0 00    PVC 4-core cable lay SVG 3/F                                      43,500.00        8,700.00     2/4/94
00662 LH              0 00    South North-partition wall pap                                    75,430.00       30,172.00   12/23/94
00663 LH              0 00    Socket cabling & conduiting MC                                    18,980.00        7,592.00   12/30/94
00664 LH              0 00    Max's-enamel paint at wall sur                                    66,300.00       26,520.00   12/13/94
00665 LH              0 00    Additional construction materi                                     1,570.00          942.00     6/1/95
00666 LH              0 00    South North Eng. (Exhaust hood                                   129,000.00       77,400.00    10/1/95
00667 LH              0 00    Supply & install for 1/F Wai L                                   249,035.00      149,421.00    10/1/95
00668 LH              0 00    Install air curtain & propellr                                    19,200.00       11,520.00    10/1/95
00669 LH              0 00    menble co. Name board at Recep                                    13,241.00        5,296.40    1/13/95
00670 LH              0 00    150A TPN Power Point installat                                    26,000.00       10,400.00    1/16/95
00671 LH              0 00    Cold room for 1/F New plant, w                                   116,000.00       46,400.00    1/20/95
00672 LH              0 00    Cooling tower for 4/F, 5/F Nor                          1         57,740.00       23,096.00    1/26/95
00672 LH              0 00    Installation of Fibre glass ac                                    15,000.00        6,000.00    1/26/95
00672 LH              0 00    North sea-MVAC installation fo                                   695,000.00      278,000.00    1/20/95
00673 LH              0 00    construct 4 cement platform at                                    24,500.00        9,800.00    1/28/95
00673 LH              0 00    Install addition pump plinth f                                    17,700.00        7,080.00    1/31/95
00673 LH              0 00    Install work for air tank at 4                                     7,500.00        3,000.00    1/27/95
00673 LH              0 00    Lok's - air-trunk installation                                     6,200.00        2,480.00    1/27/95
00673 LH              0 00    Lok's - installation for 1/F E                                   531,900.00      212,760.00    1/27/95
00673 LH              0 00    Lok's- labour & materials to i                                     4,000.00        2,400.00   11/27/95
00673 LH              0 00    Ventilation system for plating                                    67,020.00       26,808.00    1/31/95
00674 LH              0 00    Install PVC Exhaust Duct at 1/                                     6,500.00        3,900.00     7/2/95
00675 LH              0 00    Lok's re-cabling & wiring serv                                    11,400.00        4,560.00    2/22/95
00675 LH              0 00    Lok's-drainage & piping instal                                    17,600.00        7,040.00    2/24/95
00675 LH              0 00    Lok's-wire termination service                                     1,200.00          480.00    2/24/95
00675 LH              0 00    South North-6/F Reception area                                     9,660.00        5,796.00     9/2/95
00676 LH              0 00    decoration works on 1/F, 5/F &                                    27,175.00       16,305.00    6/19/95
00676 LH              0 00    Decorative work on 1/f & 3/F                                      15,800.00        9,480.00    6/19/95
00676 LH              0 00    Decorative work on 3/F                                            57,100.00       34,260.00    6/19/95
00676 LH              0 00    Decorative works on 3/F                                           89,075.00       53,445.00    6/22/95
00676 LH              0 00    Installation for air receiver,                                    32,000.00       19,200.00     6/3/95
00676 LH              0 00    Installation of the power poin                                     6,000.00        3,600.00    6/21/95
00676 LH              0 00    Q.C. work table w/light on top                                   104,600.00       62,760.00    6/29/95
00676 LH              0 00    Repair of water cooled a/c                                         4,800.00        1,920.00    3/28/95
00676 LH              0 00    SOC Elect, bolt, e. lock butto                                     4,335.00        1,734.00    3/30/95
00676 LH              0 00    Supply & install iron frame &                                     40,000.00       24,000.00     6/6/95
00730 LH              0 00    Installation of 100A TPN MCCB                                      9,000.00        5,400.00    6/29/95
00731 LH              0 00    relocation Elect. work in 4/F                                     12,800.00        5,120.00     3/7/95
00732 LH              0 00    Install PVC ground sht & suply                                    69,900.00       41,940.00    7/31/95
00733 LH              0 00    Decoration work on 5/F to cons                                    28,500.00       17,100.00    7/31/95
00734 LH              0 00    Elect & G.I. piping installati                                   107,400.00       64,440.00    8/21/95
00735 LH              0 00    Construct 11' aluminium frame                                     64,600.00       38,760.00    8/29/95
00736 LH              0 00    Construct 11' aluminium frame                                     38,490.00       23,094.00    8/29/95
00737 LH              0 00    FIX 5'X7' aluminium frame for                                     16,600.00        9,960.00    8/29/95
00738 LH              0 00    Construct 5" thick brick wall                                     34,200.00       20,520.00    8/29/95
00739 LH              0 00    Extension of exhaust dust to 1                                    15,000.00        9,000.00    8/30/95
00740 LH              0 00    Install exhaust pipe at 1/F ch                                     8,600.00        5,160.00    8/30/95
00741 LH              0 00    Install double aluminium door                                      4,000.00        2,400.00    8/30/95
00742 LH              0 00    Aluminum Louvre in 5/f chem. l                          4          7,800.00        4,680.00    8/30/95
00743 LH              0 00    Install flexible air-condition                                     3,800.00        2,280.00    8/30/95
00744 LH              0 00    Install aluminium window in 4/                                     2,200.00        1,320.00    8/30/95
00745 LH              0 00    Install 68"x35" glass at 6/F g                                     1,000.00          600.00    8/30/95
00746 LH              0 00    Install 4NDS AXIAL exhaust fan                          4         36,520.00       21,912.00    8/30/95
00747 LH              0 00    Compress-air pipe & electrical                                    26,000.00       15,600.00     6/9/95
00748 LH              0 00    Install of circulationg coolin                                    36,800.00       22,080.00     6/9/95
00749 LH              0 00    Electricity & lighting supply                                     31,300.00       18,780.00    11/9/95
00750 LH              0 00    Control panel ammeter for indi                          3         19,500.00       11,700.00    9/14/95
00751 LH              0 00    Supply  "MARK II" pressure dif                          2          1,720.00        1,032.00    9/14/95

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00752 LH              0 00    Install indicating panel & pip                          4          5,600.00        3,360.00    9/14/95
00753 LH              0 00    Electrical installation for ne                                    39,800.00       23,880.00    9/15/95
00754 LH              0 00    Construction work for expondin                                    27,090.00       16,254.00    9/22/95
00755 LH              0 00    Wall painting for 7/F                                              8,500.00        5,100.00    9/22/95
00756 LH              0 00    Install exhaust ventilation                                       20,500.00        8,200.00    3/10/95
00757 LH              0 00    Dismantle & Re-install 10.20 3                                   127,310.00       76,386.00    5/10/95
00758 LH              0 00    a set of 15mm harden window sp                                     9,500.00        5,700.00   10/14/95
00759 LH              0 00    Hanging -screen curtain for al                                     6,000.00        3,600.00   10/14/95
00760 LH              0 00    Carpet for 6/f conference room                                     7,800.00        4,680.00    10/4/95
00760 LH              0 00    Wall plaant & painting for 6/f                                    19,800.00       11,880.00   10/14/95
00762 LH              0 00    Install one Extral air-duct fo                                     4,800.00        2,880.00   10/14/95
00764 LH              0 00    10 set electricity install for                         10          6,000.00        3,600.00   10/14/95
00765 LH              0 00    10 set spot-light for 6/F conf                         10          3,200.00        1,920.00   10/14/95
00766 LH              0 00    Supply silver glass-paper for                                      1,000.00          600.00   10/14/95
00768 LH              0 00    Two set false ceiling 2'x2' fo                                     5,600.00
00769 LH              0 00    41x23.5x92 wood closet wall pa                                     6,500.00        3,900.00   10/19/95
00770 LH              0 00    Install areial cinside confere                                     1,000.00          600.00   10/19/95
00771 LH              0 00    To install new yellow acrylic                                      5,500.00        3,300.00   10/28/95
00772 LH              0 00    Install plastic board for Chem                                     2,500.00        1,500.00   10/28/95
00773 LH              0 00    Install exiting non-movable pa                                     6,500.00        3,900.00   10/30/95
00774 LH              0 00    Install exiting non-movable pa                                    11,300.00        6,780.00   10/30/95
00775 LH              0 00    Install plug & plastic pipe fo                                     3,500.00        2,100.00   10/30/95
00776 LH              0 00    Install angle-iron shelf at 3/                                    46,100.00       18,440.00    2/11/95
00777 LH              0 00    Decoration for 3/F new ultraso                                    49,400.00       29,640.00   10/11/95
00778 LH              0 00    Decoration for 3/F new oven ro                                    24,280.00       14,568.00   10/11/95
00779 LH              0 00    Installation of stonhard floor                                   296,220.00      177,732.00   11/24/95
00780 LH              0 00    3/F final Q.C. layout phase 3                                     71,700.00       43,020.00   11/30/95
00781 LH              0 00    Decoration for 3/F new opic M/                                    33,400.00       20,040.00   11/30/95
00782 LH              0 00    Decoration for 3/F new final Q                                    18,800.00       11,280.00   11/30/95
00783 LH              0 00    Decoration for 7/F                                      1        313,043.00      187,825.80   12/12/95
00784 LH              0 00    Resurface the flooring at 7/F                                     99,640.00       59,784.00   12/13/95
00785 LH              0 00    Air Duct. circulation of water                                    91,510.00       54,906.00   12/13/95
00786 LH              0 00    Carrying out electrical instal                                   179,640.00      107,784.00   12/13/95
00787 LH              0 00    53 Nos. additional/ alteration                                    30,740.00       18,444.00   12/13/95
00788 LH              0 00    20 Nos. relocation of spr. hea                                     9,600.00        5,760.00   12/13/95
00790 LH              0 00    Install 80MM spr. main pipe ap                                     3,000.00        1,800.00   12/13/95
00791 LH              0 00    Fees of draining & refill of s                                     3,500.00        2,100.00   12/13/95
00792 LH              0 00    Construction work in 6/F & 7/F                                    20,300.00       12,180.00   12/29/95
00793 LH              0 00    Decoration for 7/F shower                                         20,000.00       12,000.00   12/29/95
00794 LH              0 00    Install non broken glass on 4/                                     6,730.00        4,038.00   12/29/95
00795 LH              0 00    Electrical installation work (                                    17,200.00       12,040.00     6/1/96
00796 LH              0 00    Install 5pc Ceiling speaker &                                      3,000.00        2,100.00    11/1/96
00797 LH              0 00    Additional of 20NOS spinkler h                                    11,600.00        6,960.00    1/15/96
00798 LH              0 00    Install 2 set of fluoresent la                                     9,580.00        5,748.00    1/29/96
00799 LH              0 00    Install water tower a/c replac                                    22,500.00       13,500.00    1/30/96
00800 LH              0 00    Re-layout for the 4/F chemical                                    87,000.00       52,200.00    3/22/96
00801 LH              0 00    Install 3 set of toilet bowl &                                     6,000.00        3,600.00    3/29/96
00802 LH              0 00    Install 3pcs of wash hand bowl                                     6,000.00        3,600.00    3/29/96
00803 LH              0 00    2 set of stand toilet bowl & e                                     4,000.00        2,400.00    3/29/96
00804 LH              0 00    Re-layout Electrical & Exhaust                                    54,600.00       32,760.00     2/4/96
00805 LH              0 00    Installation of Stonhard Floor                                    75,300.00       52,710.00    10/4/96
00806 LH              0 00    Install work for 13A sockets/p                                     8,900.00        5,340.00     1/7/96
00807 LH              0 00    Install Ceiling, Shelter cover                                   103,500.00       72,450.00   11/10/96
00808 LH              0 00    Install air conditioner for 5/                                    19,800.00       13,860.00   10/22/96
00809 LH              0 00    Construct 7/F dangerous Store                                     93,050.00       65,135.00   10/31/96
00810 LH              0 00    Supply & install sandy new roo                                    26,720.00       18,704.00   11/30/96
00811 LH              0 00    Painting materials for 3-7/F                                       4,597.50        3,678.00     7/1/97
00812 LH              0 00    Supply & install one of alumin                                    44,550.00       35,640.00     9/1/97
00813 LH              0 00    Supply & install the flooring                                      4,850.00        3,395.00     1/9/97
00814 LH              0 00    Dismanatle all partition aroun                                     8,500.00        5,950.00    1/18/97

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00815 LH              0 00    New exit & power supply of 1/F                                    48,500.00       33,950.00    1/18/97
00816 LH              0 00    Supply & install water piping                                     21,870.00       15,309.00    1/23/97
00817 LH              0 00    Remove the existing, apply 2 l                                    21,802.80        4,360.56    1/24/94
00818 LH              0 00    Plant & Paintbrush for Paintin                                     3,762.00        2,633.40    2/13/97
00819 LH              0 00    Installation for the M/C Venti                                    34,675.20       24,272.64     1/3/97
00820 LH              0 00    Construction Work in 3/F Final                                    10,900.00        7,630.00     1/3/97
00821 LH              0 00    Decoration Works on 4/F New QA                                    47,770.00       33,439.00     1/3/97
00822 LH              0 00    Construction Work at 4/F                                          15,600.00       10,920.00     1/3/97
00823 LH              0 00    Circuit Breaker relocation for                                     3,200.00        2,240.00     3/3/97
00824 LH              0 00    Relocate Suntec Black Oxide Tu                                    24,500.00       17,150.00     3/3/97
00825 LH              0 00    Electrical work for auto entek                                    16,500.00       11,550.00     3/3/97
00826 LH              0 00    Paint for Prod.                                                    1,801.60        1,441.28     7/3/97
00827 LH              0 00    Marble for Reception area                                          6,700.00        5,360.00     9/4/97
00828 LH              0 00    1/F Male Toilet, repair the wa                                     8,600.00        6,880.00     4/9/97
00829 LH              0 00    Supply & Install air outlet &                                     31,500.00       25,200.00    4/30/97
00830 LH              0 00    Paints for floor painting 1,3,                                     2,515.00        1,760.50     3/7/97
00831 LH              0 00    Video camera at 7/F                                     2         15,700.00       10,990.00     3/6/97
00832 LH              0 00    Install fire extinguisher for                                     61,000.00       48,800.00     6/6/97
00833 LH              0 00    Setup fire sprinklers addition                                     9,500.00        7,600.00     4/7/97
00834 LH              0 00    Rolling cate No. 1,3,4,5/F Mai                          4         32,000.00       25,600.00    7/31/97
00835 LH              0 00    Guardian alarm                                                   170,780.00            0.00    3/31/93
00836 LH              0 00    Lock                                                              10,000.00            0.00    3/31/93
00837 LH              0 00    Telephone system                                                 167,700.00            0.00    3/31/93
00838 LH              0 00    Fixture and fitting                                               58,185.00       40,729.50    3/31/97
00839 LH              0 00    Fan                                                               34,100.00            0.00    3/31/93
00840 LH              0 00    Production rack                                                  112,600.00            0.00    3/31/93
00841 LH              0 00    Sliding gates                                                     35,950.00            0.00    3/31/93
00842 LH              0 00    Iron frame                                                         2,800.00            0.00    3/31/93
00843 LH              0 00    Water tower                                                      240,948.00            0.00    3/31/93
00844 LH              0 00    Air-conditioner plant                                            315,651.00            0.00    3/31/93
00845 LH              0 00    Hand dryer                                                         6,300.00            0.00    3/31/93
00845 LH              0 00    Humidity machine for film room                                     3,520.00          704.00    4/14/93
00846 LH              0 00    Air-conditioner for X-Ray Room                                     2,840.00          568.00     5/5/93
00847 LH              0 00    Air curtain for Film Room                                          2,080.00          416.00    5/31/93
00880 LH              0 00    Philips air conditioners-Dry F                                    14,940.00        2,988.00    6/29/93
00881 LH              0 00    Mitsubishi Daiya air-conditi                            1         66,800.00       13,360.00    12/8/93
00882 LH              0 00    Air curtain 24"                                                    2,930.00          586.00    8/23/93
00883 LH              0 00    Air curtain 36"                                                    3,300.00          660.00    8/23/93
00884 LH              0 00    3 com ethernet adpater                                  2          3,000.00          600.00    9/29/93
00885 LH              0 00    Desk-gold finger line                                   2          7,200.00        1,440.00    9/29/93
00886 LH              0 00    Tell Cabinet - R & D line                               1         16,800.00        3,360.00    9/29/93
00887 LH              0 00    Cabinet - PTH line                                                 2,000.00          400.00    9/29/93
00888 LH              0 00    General Window Tape a/c for PT                          2          2,550.00          510.00   11/23/93
00889 LH              0 00    Exhaust fan for Maintenance De                          2          3,200.00            0.00    3/12/93
00890 LH              0 00    HITACHI Window Type a/c (for 3                          3          7,250.00        2,900.00     9/3/94
00891 LH              0 00    3 com etherlink III BNC adapto                                     4,800.00          960.00    3/25/94
00892 LH              0 00    Bar code reader set                                                6,100.00        1,220.00     3/3/94
00893 LH              0 00    3/4 hp air conditioner for 3/F                                     3,220.00        1,288.00     8/4/94
00894 LH              0 00    Tai lin Radio service-"Fuji" a                                     6,500.00        2,600.00    7/21/94
00895 LH              0 00    Chameleon Telephone system for                         10         39,520.00       15,808.00    9/17/94
00896 LH              0 00    Drinking fountain, install chr                                     5,280.00        1,056.00    1/11/94
00897 LH              0 00    Commax TP-6AP Intercom system                                      2,580.00        1,032.00    4/15/94
00898 LH              0 00    Security lock system for sys.                                     60,440.00       24,176.00    2/25/95
00899 LH              0 00    Air conditioner for co.                                            5,150.00        3,090.00    4/28/95
00900 LH              0 00    air conditioner for 3/F final                                     62,400.00       37,440.00     9/5/95
00901 LH              0 00    Digital telephone for Jardine                                      3,515.00        2,109.00    6/13/95
00902 LH              0 00    Teleset model no. M7208 for Ja                                     2,450.00        1,470.00    6/21/95
00903 LH              0 00    Teleset model #M7208 for Angie                                     2,700.00        1,620.00    6/30/95
00904 LH              0 00    3 Units of split type air-cond                                    49,450.00       29,670.00     4/7/95
00905 LH              0 00    Voice mail system                                                 32,500.00       19,500.00    7/29/95

TSUEN WAN PLANT - ASSETS LIST

Asset No  CatID   Floor Loc.                  Description                            Qty          Cost             WDV      Acquired
                        ID                                                                                                    Date
------------------------------------------------------------------------------------------------------------------------------------
00906 LH              0 00    Air-conditioner at 3/F & 7/F                            2         29,000.00       17,400.00     7/8/95
00907 LH              0 00    Company logo for reception are                                     9,000.00        5,400.00    8/15/95
00908 LH              0 00    National air-conditioner (3/f                           2         16,400.00        9,840.00    8/19/95
00909 LH              0 00    General air condition 3HP (mai                          3         26,880.00       16,128.00    8/19/95
00910 LH              0 00    Mitsubishi air-condition for 4                                    48,180.00       28,908.00    8/30/95
00911 LH              0 00    Teleset for Michael M. Oswald                                      4,640.00        2,784.00    12/9/95
00912 LH              0 00    Teleset for Angie Robinson Jar                                     3,720.00        2,232.00    12/9/95
00913 LH              0 00    Teleset for Cecilia & Dean's o                          2          4,140.00        2,484.00    9/28/95
00914 LH              0 00    General 3HP air conditioner                             2         18,700.00       11,220.00    5/10/95
00915 LH              0 00    T.V. set & Cabinet for 6/F con                                    23,800.00       14,280.00   10/14/95
00916 LH              0 00    Install 2HP air-conditioner fo                                     8,500.00        5,100.00   10/11/95
00917 LH              0 00    Install 12" Oxial fan W/poser                                     12,500.00        7,500.00   10/11/95
00918 LH              0 00    Install 12" Osxial fan & 4" Ox                                    17,300.00       10,380.00   10/11/95
00919 LH              0 00    Stell frame 30"x18"x4" for dri                         20         17,100.00       10,260.00   11/16/95
00920 LH              0 00    1/F dry film lamination cart                            1          3,850.00        2,310.00   11/25/95
00921 LH              0 00    Supply & install "GENERAL" 2HP                                    11,780.00        7,068.00   12/13/95
00922 LH              0 00    Install water heater for 6/F M                                     8,300.00        4,980.00    12/2/95
00923 LH              0 00    Install the Water heater & Exh                                    10,500.00        6,300.00   12/29/95
00924 LH              0 00    Install Ventilation fan & wate                                     9,000.00        5,400.00   12/29/95
00925 LH              0 00    4pc 16'x4' & 1pc 13'x3' Materi                                    34,000.00       23,800.00     5/3/96
00926 LH              0 00    2pc 9'x3' & 1pc 18'x3' pallet                                     26,000.00       18,200.00     5/3/96
00927 LH              0 00    Install clean room air shower                                    219,154.60      153,408.22     5/3/96
00928 LH              0 00    Com. Logo planmaster                                              11,200.00        7,840.00    10/7/96
00929 LH              0 00    M7208 Telset Chameleon (Sys De                                     2,530.00        1,771.00    8/16/96
00930 LH              0 00    Install air condition & electr                                     8,700.00        6,090.00     9/9/96
00931 LH              0 00    Electric lock at 7/F                                    2          9,980.00        6,986.00    5/12/96
00932 LH              0 00    M7310 Telset for Angie                                  1          2,470.00        1,729.00   12/28/96
00933 LH              0 00    Constructe 5/F Dry Film room &                                   313,078.00      219,154.59    1/29/97
00934 LH              0 00    Steel Base for Sang Kee                                           25,000.00       17,500.00    1/31/97
00935 LH              0 00    Beam Level, thick Playwood Dec                                    10,100.00        7,070.00    2/25/97
00936 LH              0 00    National split type install ai                                    10,400.00        8,320.00     4/4/97
00937 LH              0 00    Air-conditioner for 5/F                                            4,000.00        3,200.00    4/30/97
00938 LH              0 00    Heat Trio Dispenser W/supersea                          1          3,735.00        2,988.00     4/6/97
00939 LH              0 00    Exhaust Fan                                                       10,200.00            0.00    3/31/93
00940 LH              0 00    Power Supply Installation                                          6,000.00            0.00    3/31/93
00941 LH              0 00    Exhaust fan with 5HP motor, control and wiring                    27,000.00       10,800.00   10/21/94
00942 LH              0 00    Vertical air receiver                                             40,000.00       16,000.00   10/29/94
00943 LH              0 00    Piping & fitting reclacation of spr. Heads                        32,176.50       12,870.60    11/1/94
00944 LH              0 00    Positioning of exhaust fan for EL NI/AU Line                      14,740.00        5,896.00   11/14/94
00945 LH              0 00    1F Installation of return air louveres for 30ao ac                 7,600.00        3,040.00   12/15/94
00946 LH              0 00    Bal payment : Guardian elect-security system 1/F                  43,740.00       17,496.00     1/7/95
00947 LH              0 00    Guardian - install E-Lock System                                  29,200.00       11,680.00     2/7/95
00948 FF              0 00    Computer Softwares                                      1        201,468.60       20,146.86    3/31/93
00950 FF              0 00    Computer Accessories                                    1        378,413.98       94,603.49   12/31/93
00951 FF              0 00    Hyates smartmodem and modem cable                       1          4,550.00            0.00   12/31/91
00952 FF              0 00    APC smart-UPS 600 powerchute plus                       1          3,990.00        1,596.00   10/14/94
00953 FF              0 00    Allied Telesis ATI snmp Netwrok                         1         36,193.00       14,477.20   10/14/94
00954 FF              0 00    Acer Altos buslogic, seagate, syqust, APC, acerlan      1         71,710.00       28,684.00   10/20/94
00955 FF              0 00    Allied Telests AT-3025 Dual port repeater               1          6,209.00        2,483.60   10/27/94
00956 FF              0 00    TI400M Notebook computer                                1         27,250.00       10,900.00   10/29/94
00957 FF              0 00    Texas Portable Computer                                 1         30,000.00       12,000.00    11/7/94
00969 FF              0 00    SoundBlaster for Simon                                  1          2,650.00        1,060.00   11/29/94
00970 FF              0 00    Disk Express                                            2         14,812.20        8,146.71     9/7/95
00971 FF              0 00    Install HA0020D Access System                           1         14,000.00        7,700.00    1/23/96
      PM              1 E2    Cut Sheet Laminator (Leased from LR)                    1      1,740,960.00    1,566,864.00    11/1/97
                                                                                        ---------------------------------
                                                                            TOTAL HKD       89,153,276.71   45,030,323.79
                                                                            TOTAL USD       11,504,687.74    5,810,889.22

SCHEDULE 3

PRIVATE & CONFIDENTIAL







                                EMPLOYMENT LETTER

                                       FOR

                                  DAILY WORKER





ADVANCED COMPONENT LABS (HK) LTD

                                                                         P2 0F 5

EMPLOYMENT LETTER NAME OF WORKER
NAME OF WORKER


A) We refer to your Recent interview with our management and have pleasure to confirm your employment under the following terms and conditions:

1)   POSITION                            : Q.C. Operator

2)   DEPARTMENT                          : Q.C.

3)   DATE OF COMMENCEMENT                : 1st February. 1999

4)   WORKING HOURS                       : 3:00 p.m. - 23:00 p.m.

< Company reserves the right to change the working hours and the rest day. >

5)   DAILY WAGE                          HK$160.00

     TRAFFIC ALLOWANCE                   HK$10.00
     SHIFT ALLOWANCE                     HK$20.80
     TOTAL WAGES                         HK$190.80

     ATTENDANCE BONUS : 2 days basic wage will be entitled and entitlement is limited to no more than 2 days late for no more than 8 minutes (cumulative) within one payroll period.

6)   LUNCH TIME                          : Half Hour
                                         (Schedule by the company)


B)   COMPENSATION PACKAGE

1)   HOLIDAYS

     You are entitled to Labor Holidays.

                                                                        P 3 OF 5

EMPLOYMENT LETTER
NAME OF WORKER

2)   ANNUAL LEAVE

     7 days Annual Leave will be granted after the completion of 1st & 2nd years service.

3)   MEDICAL SCHEME & LIFE INSURANCE

     You are eligible to join our company's Medical Scheme & Life Insurance upon the completion of one-month service.

4)   EDUCATION ALLOWANCE

     You are eligible to join our company Education Allowance upon the completion of one month's service.

5)   YEAR END BONUS

     Pay Period : Begin from February 1 and ends January 31 of the following year.

     Entitlement : 26 days of current daily basic wages

     Less than 1 year service

     28 days of current daily basic wages x no. of service month / 12

     Exclusion

     All new comers who joined in or after 1st November will not be entitled. However, a pro-rata amount will be lumped on the top of next year's year-end bonus and paid altogether.

                                                                         P4 OF 5

     EMPLOYMENT LETTER
     NAME OF WORKER

     C)   DECLARE

a)   Friend(s), relative(s) than have been working in ACL

     All employees are required to report to Human Resources / Admin. Department before the employment starts, should there is any friends; relatives that have been working in our company.

b)   Outside Employment

     While it is not the company's intent to interfere or prevent employees from engaging in outside employment, there are considerations which may limit or prevent this.

     1)   Prior Permission

          Employees must be obtain permission from the company for taking up any outside work.

     2)   Conflicts of interest

          Employees  may  not  accept  any  outside   employment  which  are  in
          competition with the company.

     3)   Impact Performance Ability

          Employees are not allowed from outside employment which can impair the ability to perform company duties satisfactorily either mentally or physically.

Failure  in  declaring  the  outside   employment   may  result  for  employment
termination.

                                                                        P.5 OF 5
EMPLOYMENT LETTER
DAILY WORKER

D)   ATTENDANCE & PUNCTUALITY

     All employees must be punctual. It is important that all employees come to work on time.

     No one is allowed to be absent without permission. Should an employee expect to be late or absent due to an emergency or illness, he/she is required to contact his/her Department Head or Human Resources / Admin. Department within half-hour of working day/shift.

E)   TERMINATION NOTICE

     Termination of your service can be effected by either party by giving:-

a)   1 days notice during the probationary period;

b) 7 days notice in writing or 7 days salary payment in lieu of notice after probationary period.

If you find the above terms agreeable, please sign and return the duplicate copy of this letter for our record.

Yours faithfully                         Agreed and accepted by :
ADVANCED COMPONENT LABS (HK) LTD.

                                                                        P 1 0F 3

PRIVATE & CONFIDENTIAL
EMPLOYMENT LETTER - EMPLOYEE NAME

Employee Name
Employee Address


Dear Employee,


We refer to your recent interview with our management and have pleasure to confirm your employment under the following terms and conditions:

1)   POSITION                            :   Receptionist

2)   DEPARTMENT                          :   Human Resources / Admin.

3)   DATE OF COMMENCMENT                 :   23rd March 1998

4)   SALARY                              :   HK$11,000 per month

5)   WORKING HOURS                       :   Monday to Friday
                                             08:15 A.M. - 17:15 P.M.
                                             Saturday
                                             08:15 A.M. - 13:00 P.M.

6)   LUNCH TIME                          :   12:30 P.M. - 13:20 P.M.

7)     PROBATION

     You will be on probation for a period of three months.

8)   HOLIDAYS

     You are entitled to Labor Holidays.

                                                                         P2 OF 3


EMPLOYEMENT LETTER


9)   ANNUAL LEAVE

     7 days Annual Leave will be granted after completion of one year service.

10)  MEDICAL SCHEME & LIFE INSURANCE

     You art eligible to join our company's Medical Scheme & Life Insurance upon the completion of three months service.

11)  EDUCATION ALLOWANCE

     You are eligible to join our company Education Allowance upon the completion of three months service (Please refer to the Employees Handbook)

12)  YEAR END BONUS

     You are entitled to 1/12 of the total basic salary for service rendered to the company during the payment period - excluding any special allowances. The payment period will be from the year starting February l to January 31 of the following year. End of year payment will normally be paid at Chinese New Year.

13)  CORPORATE CODE OF CONDUCT

     (I)  Other  than  the  salary,  rewards  and  benefits  specified  in  this agreement, you must seek permission from the company for the acceptance of any form of reward and advantage in connection with your work. (For details, please refer to ACL Corporate Code of Conduct ), otherwise, disciplinary action will result.

     (II) You must obtain prior permission from the company for taking up any outside work.

                                                                         P3 OF 3

EMPLOYMENT LETTER

14)  TERMINATION NOTICE

     Termination of your service can be effected by either party by giving:

     a)   2 days notice during the first month of probationary period;

     b) 7 days notice in writing or 7 days salary payment in lieu of notice in your remaining probationary period;

     c) one month's notice in writing or one month's salary in lieu of notices after the completion of probation.

If you find the above terms agreeable, please sign and return the duplicate copy of this letter for our record.

We welcome you on board and we wish that you will be happy and successful in the company and that our association be mutually beneficial.


Yours faithfully                            Agreed and accepted by :
ADVANCED COMPONENTS LABS
(HK) LTD



 ------------------------------             ---------------------------
                                            Date :
 Administration Manager                     HKID No. :

                                   SCHEDULE 4


                         Notice Of Transfer Of Business



                     In pursuance of sections 4 and 5 of the
                       Transfer of Business (Protection of
                          Creditors) Ordinance (Cap.49)



NOTICE is hereby given that Advanced Component Labs (HK) Limited of 6th floor, Hale Weal Industrial Building, 22-28 Tai Chung Road, Tsuen Wan, New Territories ("the Transferor"), carrying on the business of manufacturing printed circuit boards in Hong Kong and selling them to customers both in and outside Hong Kong ("the Business") under the name of Advanced Component Labs (HK) Limited at 6th floor, Hale Weal Industrial Building, 22-28 Tai Chung Road, Tsuen Wan, New Territories has agreed to transfer the Business and the underlying assets and goodwill to Astron Group Limited a company incorporated in Hong Kong whose registered office is at 10th floor, Fu Cheung Centre, 5-7 Wong Chuk Yeung Street, Fo Tan, Shatin, New Territories ("the Transferee").

Completion of the transfer will take place on the 5th day of March, 1999 (or such later date as the Transferor and Transferee may agree) at the offices of Baker & McKenzie, 14th floor, Hutchsion House, 10 Harcourt Road, Central, Hong Kong.

The Transferee intends to carry on the Business at the same address namely 6th floor, Hale Weal Industrial Building, 22-28 Tai Chung Road, Tsuen Wan, New Territories, under the name of Astron Group Limited.

Notice is hereby given that at the expiration of one (1) month after the date of the last publication of this notice, the liability of the Transferee (if any) for all the debts and obligations arising out of the carrying on of the Business by the Transferor shall cease by virtue of the Transfer of Businesses (Protection of Creditors) Ordinance unless proceedings are instituted prior to such expiration.


Dated the 5th day of February, 1999.


-----------------------------------------
Advanced Component Labs (HK) Limited
Transferor


-----------------------------------------
Astron Group Limited
Transferee

                                   SCHEDULE 5


                              Letter to Employees


        [To be typed on Advanced Component Labs (HK) Limited letterhead]

[Date]

[Name]
[Present]


Dear [name],

Transfer of Business to Astron Group Limited

We are writing this letter to you, in conjunction with Astron Group Limited ("Astron"), to inform you that we and Astron have entered into an agreement under which we will transfer our business to Astron. This transfer (the "Transfer") is intended to take place with effect from [specify date]. The existing business carried on by us will then be continued by Astron from that date.

ALTERNATIVE A - For Excluded Employees

The purpose of this letter is to inform you that your employment with us will terminate on the date the Transfer takes effect which we anticipate will be [specify date] (the "Completion Date").

Please find enclosed a cheque in the amount of HK$[ ] in payment of your statutory entitlements together with a schedule showing the calculation of such amount.

We would like to thank you for your hard work and loyalty in the past and wish you all the best for the future.

ALTERNATIVE B - For Continuing Employees

Astron intends to retain most of the existing employees of the Business.

The purpose of this letter is to inform you that your employment with us will terminate on the date the Transfer takes effect which we anticipate will be [specify date] (the "Completion Date"). In view of the timing of the proposed Transfer, we understand you are prepared to accept shorter notice than your [specify contractual entitlement] entitlement.

Astron joins in this letter to offer you employment with it, effective upon the Completion Date.

This offer of employment is on terms and conditions substantially similar to but in any case no less favourable than those of your current employment with us. Your period of service with us will count towards your continuous employment with Astron and any service-related benefits to which you are or may be entitled with Astron. All of your accrued entitlements will be carried forward in your continued employment.

You will find enclosed with this letter, a letter from Astron to you confirming the offer of employment on the terms and conditions set out therein (the "Offer Letter").

Would you please sign and return the duplicate[s] of this letter [and the Offer Letter] to [specify name] [on or before [specify date]], to indicate your acceptance of the new employment.

If you have any questions about the contents of this letter, please do not hesitate to contact [specify name].

We would like to thank you for your hard work and loyalty in the past. We hope that you choose to remain with the business with Astron as your new employer.


Yours sincerely,


-----------------------------------------
[Name]
[Title]
for and on behalf of Advanced Component Labs (HK) Limited




-----------------------------------------
[Name]
[Title]
for and on behalf of Astron Group Limited

On Copy - continuing employees only

I acknowledge receipt of the original of this letter terminating my employment as stated above and confirm that I will accept the offer of new employment with Astron Group Limited on the basis stated [therein] [in the accompanying Offer Letter]. In consideration of Advanced Component Labs (HK) Limited having procured the offer of employment on terms similar to my present employment, I hereby waive all my rights to termination notice and release Advanced Component Labs (HK) Limited from any claim whatsoever which I may have against it in relation to the termination of my employment and transfer to Astron Group Limited other than in respect of accrued and outstanding salary (if any) for the current month of employment.




-----------------------------------------
[Name]

Date: